UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box.

[X]	Preliminary Proxy Statement.
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]	Definitive Proxy Statement.
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to § 240.14a-12.

CAPITOL SERIES TRUST

on behalf of its series

FULLER & THALER FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies
(2) Aggregate number of securities to which transaction applies
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
(4) Proposed maximum aggregate value of transaction
(5) Total fee paid
[ ]	Fee paid previously with preliminary materials
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid
(2) Form, Schedule or Registration Statement No.
(3) Filing Party

i

Fuller & Thaler Behavioral Small-Cap Equity Fund

Fuller & Thaler Behavioral Small-Cap Growth Fund

Fuller & Thaler Behavioral Mid-Cap Value Fund

the Fuller & Thaler Behavioral Unconstrained Equity Fund

Fuller & Thaler Behavioral Small-Mid Core Equity Fund

Fuller & Thaler Behavioral Micro-Cap Equity Fund

Each a Series of Capitol Series Trust (the “Trust”)

225 Pictoria Drive, Suite 450,

Cincinnati, OH 45246

September [2], 2021

Dear Fuller & Thaler Funds Shareholder,

On behalf of the Board of the Trustees of the Capitol Series Trust (the “Trust”), we are pleased to invite you to a special meeting of the Trust (the “Meeting”) relating to the following funds, each of which is a series of the Trust:

Fuller & Thaler Behavioral Small-Cap Equity Fund (the “Small-Cap Equity Fund”)

Fuller & Thaler Behavioral Small-Cap Growth Fund (the “Small-Cap Growth Fund”)

Fuller & Thaler Behavioral Mid-Cap Value Fund (the “Mid-Cap Value Fund”)

Fuller & Thaler Behavioral Unconstrained Equity Fund (the “Unconstrained Equity Fund”)

Fuller & Thaler Behavioral Small-Mid Core Equity Fund (the “Small-Mid Core Equity Fund”); and

Fuller & Thaler Behavioral Micro-Cap Equity Fund (the “Micro-Cap Equity Fund)

Each of these series is hereinafter referred to as a “Fund” or a “Fuller & Thaler Fund”, and are collectively referred to as the “Funds” or the “Fuller & Thaler Funds”. The Meeting will be held on September [30] 2021, at the offices of the Funds’ administrator, Ultimus Fund Solutions LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 at _.__ _m Eastern time.

At the Meeting, we will be asking shareholders of each Fuller &Thaler Fund to approve a new advisory agreement (“New Advisory Agreement”) between the Trust, on behalf of such Fund, and Fuller & Thaler Asset Management, Inc., each Fund’s current investment adviser (“Fuller & Thaler” or “Adviser” or “Company”). Shareholder approval of the New Advisory Agreement will allow Fuller & Thaler to continue to provide advisory services to each Fuller & Thaler Fund. Such approval is necessary because of a proposed transaction that will result in certain percentage ownership changes among the current owners of Fuller & Thaler that will be deemed to be a change of control of the Adviser under relevant provisions of the Investment Company Act of 1940 (“1940 Act”). This change-in-control will in turn constitute an assignment of Fuller & Thaler’s current advisory agreement with the Trust as it relates to each Fund (“Current Advisory Agreement”), resulting in its termination under the terms of the Current Advisory Agreement and the requirements of the 1940 Act. To avoid such a termination and ensure continuation of the advisory services that Fuller & Thaler provides to each Fund, shareholders of each Fund are being asked to approve the New Advisory Agreement.

No changes are contemplated to the investment advisory services to be provided or the advisory fees to be paid for those services, and all other terms and conditions of the New Advisory Agreement (other than differences one would expect like the effective dates) are substantively identical to those of the Current Advisory Agreement.

The Current Advisory Agreement is a single agreement with an appended fee schedule that sets forth the different fee rates for each Fuller & Thaler Fund, and the New Advisory Agreement will be structured identically. Under the 1940 Act, shareholders of each Fuller & Thaler Fund must approve the New Advisory Agreement as it relates to that individual Fund. The proxy statement consequently includes six separate proposals, one for each Fuller & Thaler Fund. You will be eligible to vote on a proposal as it relates to a particular Fuller & Thaler Fund only if you were a shareholder of that Fund as of August [12], 2021 (the “Record Date”). Shareholders may also transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The question-and-answer section that follows discusses the New Advisory Agreement. The proxy statement itself provides greater detail about the New Advisory Agreement. Please read the enclosed materials carefully. The Board of Trustees unanimously recommends that you vote in favor of the New Advisory Agreement.

Included with these proxy materials is a proxy voting card that allows you to vote on these matters for the specific Fuller & Thaler Fund(s) in which you were invested as of August [12], 2021 (the “Record Date”). You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the Meeting.

•	Mail Complete and return the enclosed proxy card.
•	Internet Access the website shown on your proxy card and follow the online instructions.
•	Telephone (automated service) Call the toll-free number shown on your proxy card and follow the recorded instructions.
•	In person Attend the special shareholder meeting on September [30], 2021.

Thank you for your response and for your continued investment in the Fuller & Thaler Funds.

Sincerely,

/s/ Matthew J Miller
Matthew J. Miller
President

Questions and Answers

We strongly encourage you to read the full text of the enclosed proxy statement, However, for your convenience, we have provided a brief overview of the proposals that require a shareholder vote.

Q.	Why am I receiving this proxy statement?

A.	You are receiving these proxy materials — including the proxy statement and your proxy card — because you are being asked to approve a new advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and Fuller & Thaler, the current investment adviser of each of the Funds.

Q.	Has the Board approved the New Advisory Agreement with Fuller & Thaler?

A.	Yes. At a meeting of the Trust’s Board of Trustees (the “Board”) held on July 23, 2021, the Board unanimously approved the New Advisory Agreement as in the best interest of each Fuller & Thaler Fund and its shareholders, subject to shareholder approval.

Q.	Does the New Advisory Agreement change the management and operation of each Fund?

A.	No. Each Fund’s investment strategies will not change as a result of the New Advisory Agreement. There will be no change to each Fund’s portfolio management, investment objectives, principal investment strategies or principal risks.

Q.	Are there any material differences between the Current Advisory Agreement with Fuller & Thaler and the New Advisory Agreement?

A.	No. There are no material differences between the Trust’s Current Advisory Agreement with Fuller & Thaler and as it relates to each Fund and the Fund’s New Advisory Agreement with Fuller & Thaler, other than their effective dates and signatories.

Q.	Why do shareholders need to approve the New Advisory Agreement?

A.	Fuller & Thaler currently serves as the investment adviser to each of the Fuller & Thaler Funds pursuant to a single advisory agreement with the Trust that pertains to all six Funds (the “Current Advisory Agreement”). Fuller & Thaler has served as the Adviser to each Fund since its inception, and no changes to that role are contemplated by the Proposals. The Adviser is responsible for providing the day-to-day management of each Fund’s portfolio under the general oversight of the Trust’s Board.

The Investment Company Act of 1940 (“1940 Act”) is the primary statute regulating the operations of mutual funds. Under section 15(b) of the 1940 Act, investment advisory services may be provided to a mutual fund only if pursuant to the terms of a written contract that meets certain formal requirements, including that: (i) the agreement is approved by the vote of a majority of the fund’s outstanding shares prior to its initial use: (ii) after the agreement’s initial term of no more than two years, its continuation is approved at least annually by the fund’s board of trustees and their independent trustees voting separately; and (iii) the agreement provides, in substance, that it will terminate automatically upon its “assignment.” A transaction that results in a change of control of an investment adviser constitutes an “assignment” that automatically terminates the investment advisory agreement. Because the 1940 Act presumptively defines a beneficial owner of a greater than 25% voting interest in an adviser as a control person of that adviser, and also presumptively defines a beneficial owner of 25% or less of an adviser’s voting interests as not a control person of such company, a transaction that moves an owner’s beneficial ownership interest in a mutual fund adviser from above 25% to below 25%, or from below 25% to above 25%, is generally deemed to be a change in control that constitutes an assignment of a mutual fund advisory agreement and results in its termination .. Under federal securities laws, the term “beneficial owner” is defined as a person who, either directly or indirectly, has or shares: (1) “voting power, including the power to vote, or to direct the voting of” the ownership interest; or (2) “investment power, including the power to dispose, or to direct the disposition of”, the ownership interest.

As required by section 15(b) of the Investment Company Act of 1940 (the “1940 Act”), the Current Advisory Agreement between the Trust and Fuller & Thaler automatically terminates upon its assignment. An assignment of the Current Advisory Agreement occurs when, among other scenarios, there is a direct or indirect change in control of the Adviser. In effect, this provision requires a Fund’s shareholders to vote on a new advisory agreement whenever the ownership control of the Fund’s Adviser changes. The provision is designed to ensure that shareholders have a say in determining the company or persons who will manage their fund. The solicitation of shareholder votes on the Proposals is required because of a proposed change of control at Fuller & Thaler that will result from a long-planned transaction involving Fuller & Thaler’s founder, Dr. Russell J. Fuller, CFA, as described below.

Dr. Fuller, who currently serves as the President of Fuller & Thaler and as the Chairman of its Board of Directors, founded Fuller & Thaler in 1993, and initially beneficially owned 100% of the Company’s voting interests. Since 1999, Fuller & Thaler, with Dr. Fuller’s concurrence, has regularly and systematically redistributed Dr. Fuller’s shares to other key employees. Since 1999 Dr. Fuller has reduced his voting interest in the Company to its current level of 25.1%. Ownership interests of the 10 shareholders of Fuller & Thaler other than Dr. Fuller currently range from 4.0% to 10.1% of the Company’s voting interests. The Company is and always has been 100% beneficially owned by employees.

Dr. Fuller now intends to sell a portion of his remaining 25.1% voting interest in Fuller & Thaler back to the Company (the “Transaction”), which will result in him prospectively beneficially owning a 21.1% voting interest. The Company does not expect to issue any voting interests to current or new shareholders in conjunction with the Transaction, nor will Dr. Fuller’s title as President of the Company and Chairman of its Board change as a result of the Transaction. Because the 1940 Act presumptively defines a beneficial owner of a greater than 25% voting interest in a company as a control person of that company, and also presumptively defines the beneficial owner of 25% or less of a company’s voting interests as not a control person of such company, the Transaction will result in a presumptive change of control of Fuller & Thaler. That change in control in turn will constitute an assignment of the Current Advisory Agreement as it relates to each Fund, resulting in its termination. To ensure continuation of the advisory services that Fuller & Thaler provides to each Fund, shareholders of each Fund are being asked to approve the New Advisory Agreement as it relates to that Fund.

Q.	What ownership changes will result from the Transaction?

A.	Pursuant to the terms of the Transaction, Dr. Russell J. Fuller intends to sell a portion of his 25.1% voting interest in Fuller & Thaler back to the Company. Because he currently beneficially owns 25.1% of Fuller & Thaler’s voting interests, he is deemed to be a control person of the Company by virtue of that ownership. Following the closing of the Transaction, Dr. Fuller will beneficially own a 21.1% voting interest in Fuller & Thaler and will no longer be a control person of the Company. Although the percentage ownership interest in the Company of the other shareholders of Fuller & Thaler will increase when Dr. Fuller sells his ownership interest back to the Company, none of the other current shareholders of Fuller & Thaler will become a control person of the Company because of the Transaction.

v

Q.	Will this affect my account with the Fund?

A.	No. The Transaction and the implementation of the New Advisory Agreement will not affect your account. You will still own the same number of shares in each Fund in which you now invest, and the value of your investment will not change as a result of the change of control at Fuller & Thaler. In addition, the same experienced high quality portfolio managers will continue managing each Fund without interruption. Except for the effective dates and the signatories, there are no material differences between the New Advisory Agreement and the Current Advisory Agreement, as is discussed in more detail in the enclosed proxy statement. If approved by shareholders, the New Advisory Agreement would be effective upon completion of the Transaction.

Q.	When will the Transaction Occur?

The Transaction is scheduled to close by the end of the second quarter in 2022. The Transaction will occur, however, only if shareholders of each Fuller & Thaler Fund approve the New Advisory Agreement, and shareholders of another mutual fund that Fuller & Thaler subadvises, a series of another mutual fund family (“Subadvised Fund”) also approve a new subadvisory agreement (“New Subadvisory Agreement”) for that fund. The need for shareholder approval of the New Subadvisory Agreement for the Subadvised Fund is also triggered by the contemplated change in control Transaction. The Transaction will not be consummated unless and until the shareholders of every Fuller & Thaler Fund have approved the New Advisory Agreement, and shareholders of the Subadvised Fund have approved the New Subadvisory Agreement for that fund. If such approvals are not obtained, the Board will take such actions as it deems necessary and appropriates in the best interests of shareholders of each Fund.

Q.	Will the Transaction affect the fees and expenses I pay as a shareholder of the Fund?

A.	No. The fees and expenses that you pay as a shareholder of each Fund will not change as a result of the Transaction. The approval of the New Advisory Agreement will not result in any increase in any Fund’s management fee and no Fund will bear any portion of the costs associated with the Transaction or any costs and expenses associated with this proxy.

Q.	Are there any changes in the fee structures or expenses of the fund as a result of the new Advisory Agreement?

A.	No. Both the New Advisory Agreement and Current Advisory Agreement contain identical fee structures with respect to each Fund. The New Advisory Agreements provides that Fuller & Thaler shall receive the same contractual annual advisory fee from each Fund that it receives under the Current Advisory Agreement, as follows:

Small-Cap Equity Fund	0.60%
Small-Cap Growth Fund	0.85%
Mid-Cap Value Fund	0.75%
Unconstrained Equity Fund	0.85%
Small-Mid Core Equity Fund	0.80%
Micro-Cap Equity Fund	1.45%

Q.	Are there any material differences between each Fund’s Current Operating Expenses Limitation Agreement and the New Operating Expenses Limitation Agreement as it relates to such Fund?

A.	No. There are no differences between the Fund’s current operating expenses limitation agreement with Fuller & Thaler (“Current OELA”) and the Fund’s new operating expenses limitation agreement with Fuller & Thaler (“New OELA”), which was approved by the Trust’s Board at a July 23, 2021 Special Meeting of the Board to consider matters related to this proxy. The contractual expense ratio caps that now apply to each share class of each Fuller & Thaler Fund under the Current OELA will apply identically to same share classes of each Fund under the New OELA. The contractual expense ratio caps for the various share classes of each Fund that are applicable under both the Current OELA and the New OELA are as follows:

Fund	Operating Expense Limit
Small-Cap Equity Fund, A Shares	1.30%
Small-Cap Equity Fund, C Shares	1.80%
Small-Cap Equity Fund, Investor Shares	1.25%
Small-Cap Equity Fund, Institutional Shares	0.99%
Small-Cap Equity Fund, R6 Shares	0.80%

Small-Cap Growth Fund, A Shares	1.30%
Small-Cap Growth Fund, C Shares	1.80%
Small-Cap Growth Fund, Investor Shares	1.25%
Small-Cap Growth Fund, Institutional Shares	0.99%
Small-Cap Growth Fund, R6 Shares	0.90%

Mid-Cap Value Fund, A Shares	1.20%
Mid-Cap Value Fund, C Shares	1.70%
Mid-Cap Value Fund, Investor Shares	1.15%
Mid-Cap Value Fund, Institutional Shares	0.90%
Mid-Cap Value Fund, R6 Shares	0.80%

Unconstrained Equity Fund, A Shares	1.30%
Unconstrained Equity Fund, C Shares	1.80%
Unconstrained Equity Fund, Investor Shares	1.25%
Unconstrained Equity Fund, Institutional Shares	0.99%
Unconstrained Equity Fund, R6 Shares	0.90%

Small-Mid Core Equity Fund, A Shares	1.26%
Small-Mid Core Equity Fund, C Shares	1.76%
Small-Mid Core Equity Fund, Investor Shares	1.21%
Small-Mid Core Equity Fund, Institutional Shares	0.95%

Fund	Operating Expense Limit
Small-Mid Core Equity Fund, R6 Shares	0.85%

Micro-Cap Equity Fund, A Shares	1.75%
Micro-Cap Equity Fund, C Shares	2.25%
Micro-Cap Equity Fund, Investor Shares	1.70%
Micro-Cap Equity Fund, Institutional Shares	1.45%
Micro-Cap Equity Fund, R6 Shares	1.45%

Q.	Who is eligible to vote?

A.	Any shareholder who owns shares of a Fund on the “Record Date,” which is August [12], 2021 (even if that person subsequently redeems those shares), is eligible to vote on the Proposal as it relates to such Fund. The proxy voting card that is included with these materials identifies the Fund(s) for which you were entitled to vote on these matters.

Q.	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

A.	The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by Fuller & Thaler. Fuller & Thaler will not seek reimbursement for any costs associated with the proxy.

Q.	What vote is required to approve the Proposals?

A.	Under the Trust’s Agreement and Declaration of Trust (“Declaration of Trust” ), a majority of Shares (as defined by the “Declaration of Trust”) entitled to vote constitutes a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of the Declaration of Trust permits or requires that holders of any Series or Class to vote as a Series or Class, then a majority of the aggregate number of Shares of that Series or Class who are entitled to vote is necessary to constitute a quorum for the transaction of business by that Series or Class. In this case, a majority of the aggregate number of Shares of each Fund that are entitled to vote will constitute a quorum for such Fund.

The proposal to approve the New Management Contract requires, with respect to each Fund, the vote of the “majority of the outstanding voting securities” of such Fund. Under the 1940 Act and the terms of the Current Advisory Agreement, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

A majority of the votes cast at the Meeting, either in person or by proxy, is required to approve any adjournment(s) of the special meeting, even if the number of votes cast is fewer than the number required for a quorum.

Q.	How does the Trust’s Board of Trustees recommend that I vote?

A.	After careful consideration, the Board, including its Independent Trustees voting separately, having determined that the proposals are in the best interest of each Fuller & Thaler Fund and its shareholders, unanimously recommends that shareholders vote to APPROVE the New Advisory Agreement referenced in Proposals 1-6.

Q.	How can I cast my vote?

A.	You may vote in any of four ways

•	By telephone, with a toll-free call to the phone number indicated on the proxy card.

•	By internet, by accessing the website shown on your proxy card and following the online instructions.

•	By mailing in your proxy card.

•	In person at the meeting in Cincinnati, OH on September [30], 2021.

We encourage you to vote via telephone or over the internet using the control number on your proxy card and following the simple instructions. These methods are the most efficient means of transmitting your vote and will reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If for any reason you would like to change your previous vote, you may vote again using any of the methods described above.

IMPORTANT INFORMATION FOR SHAREHOLDERS

Fuller & Thaler Behavioral Small-Cap Equity Fund

Fuller & Thaler Behavioral Small-Cap Growth Fund

Fuller & Thaler Behavioral Mid-Cap Value Fund

Fuller & Thaler Behavioral Unconstrained Equity Fund

Fuller & Thaler Behavioral Small-Mid Core Equity Fund

Fuller & Thaler Behavioral Micro-Cap Equity Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held September [30], 2021

Notice is hereby given that Capitol Series Trust (the “Trust”) will hold a special meeting of shareholders (the “Meeting”) of each of the Fuller & Thaler Funds listed above, all of which are series of the Trust (each a “Fund” or a “Fuller & Thaler Fund”, and together the “Funds” or the “Fuller & Thaler Funds”) on September [30], 2021, at the offices of the Funds’ Administrator, Ultimus Fund Solutions, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio, 45246 at _ _ _ _m. Eastern Time.

The purpose of the Meeting is to consider and act upon the following proposals (each a “Proposal” and together the “Proposals”) and to transact such other business as may properly come before the Meeting or any adjournments thereof .

Proposal	Description
1	To approve a New Advisory Agreement between Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”) and the Trust, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund.
2	To approve a New Advisory Agreement between Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”) and the Trust, on behalf of the Fuller & Thaler Behavioral Small-Cap Growth Fund.
3	To approve a New Advisory Agreement between Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”) and the Trust, on behalf of the Fuller & Thaler Behavioral Mid-Cap Value Fund.
4	To approve a New Advisory Agreement between Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”) and the Trust, on behalf of the Fuller & Thaler Behavioral Unconstrained Equity Fund.
5	To approve a New Advisory Agreement between Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”) and the Trust, on behalf of the Fuller & Thaler Behavioral Small-Mid Core Equity Fund.
6	To approve a New Advisory Agreement between Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”) and the Trust, on behalf of the Fuller & Thaler Behavioral Micro-Cap Equity Fund.
7	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

1

The Board of Trustees of the Trust unanimously recommends that you APPROVE Proposals 1-6.

Shareholders of record of each Fund at the close of business on August [12], 2021 (the Record Date), are entitled to notice of and to vote at the Meeting and any adjournment(s) or postponements thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about September [2], 2021, to such shareholders of record.

By Order of the Board of Trustees,

/s/ Matthew Miller
President of the Trust
August [__], 2021

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

Shareholders are invited to attend the Special Meeting in person. Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone voting and internet voting instructions found on the enclosed proxy card. Alternatively, you may cast your votes on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. To avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

2

The Fuller & Thaler Funds

Fuller & Thaler Behavioral Small-Cap Equity Fund

Fuller & Thaler Behavioral Small-Cap Growth Fund

Fuller & Thaler Behavioral Mid-Cap Value Fund

Fuller & Thaler Behavioral Unconstrained Equity Fund

Fuller & Thaler Behavioral Small-Mid Core Equity Fund

Fuller & Thaler Behavioral Micro-Cap Equity Fund

PROXY STATEMENT

c/o Ultimus Fund Solutions

225 Pictoria Drive, Suite 450,

Cincinnati, Ohio, 45246

SPECIAL MEETING OF SHAREHOLDERS
September [30], 2021

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Capitol Series Trust (the “Trust”) in connection with the solicitation of proxies to be used at the special meeting of shareholders of each of the Fuller & Thaler Funds listed above (each a “Fund” or a “Fuller & Thaler Fund”, and together the “Funds” or the “Fuller & Thaler Funds” ) to be held on September [30], 2021 (the “Meeting”). The purpose of the Meeting is to seek approval from the shareholders of each Fund of a new investment advisory agreement (“New Advisory Agreement”) between the Trust, on behalf of each Fund, and Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler” or “Adviser”). There are six proposals to approve the New Advisory Agreement, one for each Fuller & Thaler Fund.

Shareholders of record of each Fund at the close of business on the record date, established as of August [12], 2021 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement, and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about September [2], 2021.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on September [30], 2021
The Notice of Meeting, Proxy Statement and Proxy Card
are available at https //______________________

Please read the proxy statement before voting on the proposal as it relates to the Fund(s) in which you were invested as of the Record Date. If you need additional copies of this proxy statement or proxy card, please contact Broadridge at [___]-[___]-[____]. Representatives are available to answer your call Monday through Friday, __. __ a.m. to __.__ p.m. and Saturday __. __ a.m. to __.__ p.m. Eastern Time. Additional copies of this proxy statement will be delivered to you promptly upon request.

For a free copy of each Fund’s annual report for the fiscal year ended September 30, 2020, or the most recent semi-annual report, please contact the Trust at ___ ___-____ or write to the Fuller & Thaler Funds, c/o Ultimus Fund Solutions, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

DESCRIPTION OF PROPOSALS 1-6
APPROVAL OF NEW MANAGEMENT AGREEMENT

Background

Shareholders of each of the following Fuller & Thaler Funds are being asked to approve a new advisory agreement as it relates to each Fund (“New Advisory Agreement”):

Fuller & Thaler Behavioral Small-Cap Equity Fund (“Small-Cap Equity Fund”)

Fuller & Thaler Behavioral Small-Cap Growth Fund (“Small-Cap Growth Fund”)

Fuller & Thaler Behavioral Mid-Cap Value Fund (“Mid-Cap Value Fund”)

Fuller & Thaler Behavioral Unconstrained Equity Fund (“Unconstrained Equity Fund”)

Fuller & Thaler Behavioral Small-Mid Core Equity Fund (“Small-Mid Core Equity Fund”)

Fuller & Thaler Behavioral Micro-Cap Equity Fund (“Micro-Cap Equity Fund”)

The New Advisory Agreement is with the Fund’s current Adviser, Fuller & Thaler. Regulatory requirements relating to an anticipated business transaction involving the Adviser, as described below, are expected to cause a termination of the existing advisory agreement between the Adviser and each of the Funds (“Current Advisory Agreement”) by the end of the second quarter of 2022. Shareholder approval of the New Advisory Agreement with respect to each Fund will allow the Adviser to continue to provide advisory services to that Fund.

No changes are contemplated to the investment advisory services that Fuller & Thaler will provide to each Fund or the advisory fees that Fuller & Thaler will paid for those services, and all other terms and conditions of the New Advisory Agreement (other than differences one would expect such as the effective dates) are substantively identical to those of the Current Advisory Agreement.

Current Advisory Agreement

Fuller & Thaler currently serves as the investment adviser to each of the Fuller & Thaler Funds pursuant to single advisory agreement with the Trust that pertains to all six Funds (the “Current Advisory Agreement”). Fuller & Thaler has served as the Adviser to each Fund since their inception, and no changes to that role are contemplated by the Proposals. The Adviser is responsible for providing the day-to-day management of each Fund’s portfolio under the general oversight of the Trust’s Board. The Adviser provides those services pursuant to the Current Advisory Agreement, which became effective with respect to the Small-Cap Equity Fund on October 21, 2015; with respect to the Small-Cap Growth Fund and Mid-Cap Value Fund on December 13, 2017; and with respect to the Unconstrained Equity Fund, Small-Mid Core Equity Fund, and Micro-Cap Equity Fund on December 19, 2018.

The Trust’s Current Advisory Agreement with Fuller & Thaler with respect to the Funds was last approved by shareholders of the Small-Cap Equity Fund on December 14, 2015; by shareholders of the Small-Cap Growth Fund and Mid-Cap Value Fund on December 14, 2017; and by shareholders of the Unconstrained Equity Fund, the Small–Mid Core Equity Fund, and Micro-Cap Equity Fund on December 18, 2018. The renewal of the Current Advisory Agreement as it relates to each of the Fuller & Thaler Funds was most recently approved by the Trust’s Board and its Independent Trustees voting separately at its December 9 - 10, 2020 Board meeting called specifically for that purpose. For the fiscal year ended September 30, 2020, Fuller & Thaler received advisory fees for each of the Funds that were subject to the application of an operating expenses limitation agreement (“Current OELA”). However, because the expense ratio of the Small-Cap Equity Fund ran below the expense ratio limitation for that Fund and each of its share classes under the Current OELA, the Adviser was not required to waive any fees or reimburse any expenses for that Fund.

Change of Control Transaction

The Investment Company Act of 1940 (“1940 Act”) is the primary statute regulating the operations of mutual funds. Under section 15(b) of the 1940 Act, investment advisory services may be provided to a mutual fund only if pursuant to the terms of a written contract that meets certain formal requirements, including that: (i) the agreement is approved by the vote of a majority of the fund’s outstanding shares prior to its initial use; (ii) after the agreement’s initial term of no more than two years, its continuation is approved at least annually by the fund’s board of trustees and their independent trustees voting separately; and (iii) the agreement provides, in substance, that it will terminate automatically upon its “assignment.” A transaction that results in a change of control of an investment adviser constitutes an “assignment” that automatically terminates the investment advisory agreement. Because the 1940 Act presumptively defines a beneficial owner of a greater than 25% voting interest in an adviser as a control person of that adviser, and also presumptively defines a beneficial owner of 25% or less of a adviser’s voting interests as not a control person of such company1, a transaction that moves an owner’s beneficial ownership interest in a mutual fund adviser from above 25% to below 25% is generally deemed to be a change in control that constitutes an assignment of a mutual fund advisory agreement and results in its termination.

The solicitation of shareholder votes on Proposals 1-6 is required because of a proposed change of control at Fuller & Thaler that will result from a long-planned transaction involving Fuller & Thaler’s founder, Dr. Russell J. Fuller, CFA. The Adviser has informed the Trust of the following facts. Dr. Fuller, who currently serves as the President of Fuller & Thaler and as the Chairman of its Board of Directors, founded Fuller & Thaler in 1993, and initially beneficially owned 100% of the Company’s voting interests. Since 1999, Fuller & Thaler, with Dr. Fuller’s concurrence, has regularly and systematically redistributed Dr. Fuller’s shares to other key employees of the Company. Since 1999, Dr. Fuller has reduced his beneficial interest in the Company to its current level of 25.1%. Ownership interests of the 10 shareholders of Fuller & Thaler other than Dr. Fuller currently range from 4.0% to 10.1% of the Company’s voting interests. The Company is and always has been 100% beneficially owned by employees.

Dr. Fuller now intends to sell a portion of his remaining 25.1% beneficial ownership interest in Fuller & Thaler back to the Company (the “Transaction”), which will result in him then beneficially owning a 21.1% voting interest. The Company does not expect to issue any voting interests to current or new shareholders in conjunction with the Transaction, nor will Dr. Fuller’s title as President of the Company and Chairman of its Board change as a result of the Transaction. Because the 1940 Act presumptively defines a beneficial owner of a greater than 25% voting interest in a company as a control person of that company, and also presumptively defines a beneficial owner of 25% or less of a company’s voting interests as not a control person of such company, the Transaction will result in a change of control of Fuller & Thaler. That change in control in turn will constitute an assignment of the Current Advisory Agreement as it relates to each Fund, resulting in its termination. To ensure continuation of the advisory services that Fuller & Thaler provides to each Fund, shareholders of each Fund are being asked to approve the New Advisory Agreement as it relates to that Fund.

[1]	Although the 1940 Act does not specifically define the term “beneficial owner”, other federal securities laws define the term as a person who, either directly or indirectly, has or shares: (1) “voting power, including the power to vote, or to direct the voting of” the ownership interest; or (2) “investment power, including the power to dispose, or to direct the disposition of”, the ownership interest.

If Proposals 1-6 are approved by shareholders of each of the Funds and the Transaction is consummated, Fuller & Thaler will serve as the investment adviser to each Fuller & Thaler Fund for an initial two-year period from the effective date of the New Advisory Agreement. The change of control of Fuller & Thaler is not expected to have any material impact on Fuller & Thaler’s business or operations or the day-to-day portfolio management of the Funds. The New Advisory Agreement and the Current Advisory Agreement are identical in all material respects other than the dates of effectiveness and execution. Similarly, the operating expenses limitation agreement currently in effect with respect to each Fund (“Current OELA”) is identical in all material aspects to the new operating expenses limitation agreement approved by the Board at its July 23, 2021 Special Meeting (“New OELA”). Finally, the experienced high-quality portfolio management teams responsible for each Fund will remain exactly the same.

Information About the Funds

Each Fuller & Thaler Fund is a series of the Trust. The Trust is an open-end management investment company organized an Ohio Business Trust. Fuller & Thaler, located at 411 Borel Avenue, Suite 300, San Mateo, California 94402, is each Fund’s Investment Adviser. The Funds’ administrator, transfer agent, and fund accountant is Ultimus Fund Solutions, LLC (“Ultimus”) located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Ultimus Fund Distributors, LLC (the “Distributor”), also located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, is the exclusive agent for distribution of shares of the Funds. The Distributor is a wholly owned subsidiary of Ultimus. Shares of the Funds are offered to the public on a continuous basis.

Information About Fuller & Thaler

Fuller & Thaler is 100% beneficially owned by employees and registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. As of June 30, 2021, Fuller & Thaler had assets under management and advisement of approximately $16.8 billion. Fuller & Thaler provides investment management and advisory services to investment companies, individuals, charitable organizations, pension plans, companies, and other organizations. Fuller & Thaler is currently controlled by Dr. Russell J. Fuller.

The following table sets forth the name, position and principal occupation of each current principal executive officer and Board member of Fuller & Thaler, each of whom can be contacted through Fuller & Thaler’s principal office location.

Name and Address*	Principal Occupation
Dr. Russell J. Fuller, CFA	Partner, President and Board Chair
Dr. Richard H. Thaler	Partner and Board Member
Thomas G. Fuller	Partner and Board Member
Dr. Raife B. Giovinazzo, CFA	Partner, Portfolio Manager and Board Member
Raymond D. Lin, CFA	Partner, Portfolio Manager and Board Member
David M. Potter, CFA	Partner, Portfolio Manager and Board Member
Frederick W. Stanske, CFA	Partner, Portfolio Manager and Board Member
George E. Stubbins, CFA	Partner and Board Member
Yining Tung, CFA, FRM	Partner and Board Member
Fernando Villegas	Partner and Board Member
Hanna W. Zanoni, CFA, JD, CPA (IL)	Partner, Chief Financial Officer, Chief Compliance Officer, and Board Member

*The address of each principal executive officer and director listed is c/o Fuller & Thaler Asset Management, Inc., 411 Borel Avenue, Suite 300, San Mateo, California 94402.

The investment objective of each of the Fuller & Thaler Funds is the same - long-term capital appreciation. Fuller & Thaler subadvises one other mutual fund with the same investment objective - Undiscovered Managers Behavioral Value Fund, subadvised for J.P. Morgan Asset Management.

Impact of the Transaction on the Funds’ Advisory Agreement

Shareholders of each Fuller & Thaler Fund are being asked to approve the New Advisory Agreement. Under the 1940 Act, the consummation of the change-in-control Transaction will constitute an “assignment” (as defined in the 1940 Act) of the Current Advisory Agreement. As required under the 1940 Act, the Current Advisory Agreement provides for its automatic termination in the event of its assignment. Accordingly, the Current Advisory Agreement will terminate upon the consummation of the Transaction.

The Transaction will not consummated unless and until the shareholders of every Fuller & Thaler Fund have approved the New Advisory Agreement, and shareholders of the Subadvised Fund have approved a new subadvisory agreement for that fund. If such approvals are not obtained, the Board will take such actions as it deems necessary and appropriates in the best interests of shareholders of each Fund.

Section 15(f) the 1940 Act

The Board has been advised that the Transaction will be structured to comply with the safe harbor provisions of Section 15(f) of the 1940 Act in that Fuller & Thaler has agreed that, following the closing of the Transaction, it will use reasonable best efforts to enable the requirement of Section 15(f) to be met. Section 15(f) provides a non-exclusive safe harbor whereby an owner of an investment adviser to an investment company (such as the Fund) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied.

The first condition of Section 15(f) ) specifies that, during the three-year period immediately following consummation of the Transaction, at least 75% of a Fund’s Board of Trustees must not be interested persons of Fuller & Thaler or the Trust as defined in Section 2(a)(19) of the 1940 Act. Currently, the Board meets this 75% requirement and anticipates that it will continue to meet this requirement for the required three-year period.

The second condition of Section 15(f) specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. An “unfair burden” includes any arrangement after the sale of the interest in the investment adviser where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). Relevant to this second condition, in connection with the Transaction, Fuller & Thaler has agreed to contractually enter into a new operating expenses limitation agreement with the Trust, on behalf of each of the Funds (“New OELA”), the terms of which are identical to the Current OELA between Fuller & Thaler and the Trust (“Current OELA”). A copy of the New OELA is attached as Exhibit B. Both the Current OELA and the New OELA require Fuller & Thaler to waive its advisory fees and reimburse expenses of each Fund to the extent necessary to ensure that the total each shares class of each Fund’s total annual operating expenses do not exceed a specified percentage of the Fund’s average daily net assets. Under both the Current Expense Limitation Agreement and the New Expense Limitation Agreement, the term “Fund Operating Expenses” includes the aggregate expenses of every character, including but not limited to investment advisory fees of the Adviser (but excluding (i) interest (other than custodial overdraft fees and expenses associated with a Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of a Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by a Fund in any fiscal year). Also, under both the Current OELA and the New OELA, Fuller & Thaler is entitled to seek recoupment of any advisory fees waived or expenses reimbursed for a period of 36 months from the date the fee waiver or expense reimbursement first occurred, less any reimbursement previously paid by such Fund to the Adviser with respect to such waivers, reductions, and payments, provided that the Adviser will be entitled to reimbursement if the reimbursement payment does not cause the Fund to exceed the Operating Expense Limit currently in effect as well as any expense limitation in effect at the time the reimbursement is made. The Current OELA is in effect through January 31, 2022 while the New OELA will remain in effect at least through January 31, 2023. Based on information provided to the Board, the Board anticipates that no “unfair burden” will be imposed upon the Funds for the relevant two-year period.

Terms of the Current Advisory Agreement and the New Advisory Agreement

A copy of the New Advisory Agreement is attached as Exhibit A. The following description is a summary that discusses all relevant and material terms of that agreement. However, you should refer to Exhibit A for the full text of the New Management Agreement. There are no differences between the terms of the New Advisory Agreement and the Current Advisory Agreement with respect to services provided by Fuller & Thaler, and the Agreements are identical with respect to the management fees paid to Fuller & Thaler.

Services Rendered by the Adviser to the Funds. Both the New Advisory Agreement and the Current Advisory Agreement require Fuller & Thaler to assume all investment duties and have full discretionary power and authority with respect to the investment of the assets of each Fund. Without limiting the generality of the foregoing, both the New Advisory Agreement and the Current Advisory Agreement require the Adviser, with respect to the assets of each Fund, to: (i) obtain and evaluate such information and advice relating to the economy, securities markets, and securities and other investments as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest Fund assets in a manner reasonably consistent with the directions and policies set from time to time by the Board and any amendments thereto (“Board Policies”), the Organic Documents, the Prospectus, the Procedures (the Board Policies, the Organic Documents, the Prospectus, and the Procedures, collectively, the “Governing Documents”), and any other written guidelines or restrictions agreed to in writing by the Trust and the Adviser with respect to a Fund that are not inconsistent with the Governing Documents (the “Adviser Guidelines”), each as promptly provided to the Adviser by the Trust; (iii) determine the securities and other investments to be purchased, sold or otherwise disposed of and the timing of such purchases, sales and dispositions; (iv) vote all proxies for securities owned by a Fund and exercise all other voting rights with respect to such securities in accordance with the proxy voting policies and procedures approved by the Board; (vi) promptly issue settlement instructions to custodians designated by the Trust on behalf of each Fund; (vii) evaluate the credit worthiness of securities dealers, banks and other entities with which the Trust, on behalf of each Fund, may engage in repurchase agreements and monitor the status of such agreements; and (viii) take such further action, including, the placing of purchase and sale orders, selecting broker-dealers to execute such orders on behalf of each Fund, negotiating commission rates to be paid to broker-dealers, opening and maintaining trading accounts in the name of each Fund, and executing for each Fund, as its agent and attorney-in-fact, standard institutional customer agreements with broker-dealers, each as the Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under the Agreement.

Advisory Fee. Both the New Advisory Agreement and Current Advisory Agreement contain identical fee structures. Both agreements provide that Fuller & Thaler shall be entitled to receive a contractual advisory fee from each Fund in accordance with the following fee schedule:

Fund	Fee as a % of the Annual Average Daily Net Assets of the Fund
Fuller & Thaler Behavioral Small-Cap Equity Fund	0.60%
Fuller & Thaler Behavioral Small-Cap Growth Fund	0.85%
Fuller & Thaler Behavioral Mid-Cap Value Fund	0.75%
Fuller & Thaler Behavioral Unconstrained Equity Fund	0.85%
Fuller & Thaler Behavioral Small-Mid Core Equity Fund	0.80%
Fuller & Thaler Behavioral Micro-Cap Equity Fund	1.45%

Duration and Termination. Both the New Advisory Agreement and the Current Advisory Agreement provide that they will become effective with respect to as of the date first written in the agreement after the requisite approval Independent Trustees of the Board by vote of a majority of the Fund’s outstanding voting securities if required by the 1940 Act or applicable staff interpretations thereof. Both agreements provide that they shall remain in effect for a Fund for two years from the effective date and thereafter for successive periods of one year, subject to annual approval by Board’s Independent Trustees or Shareholders as required by the 1940 Act. Both the New Advisory Agreement and the Current Advisory Agreement also provide however, that if the continuation of the Agreement as to a Fund is not approved, the Adviser may continue to render to that Fund the services described in the Advisory Agreement in the manner and to the extent permitted by applicable law.

Both the New Advisory Agreement and the Current Advisory Agreement provide that the Advisory Agreement may be terminated immediately by the Trust with respect to a Fund if the Board, in its reasonable discretion and having due regard to the protection of investors and to the effectuation of the policies declared in section 1(b) of the 1940 Act, find that the services being rendered by the Adviser under this Agreement fail in a material way to provide responsible management to the Fund as reasonably expected by an investment adviser, as defined in the Advisers Act. In such circumstances, the Adviser is given the opportunity, within ten (10) days of receipt of a written notice describing any such failure and the reasons therefor in reasonable detail, to cure the failure that is the subject of such notice.

Both the New Advisory Agreement and the Current Advisory Agreement also permit the termination of the agreement by either party at any time by written notice of at least 60 days to the other party. Action by the Trust to terminate the Agreement may be taken either (i) by vote of a majority of its Independent Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Trust. Under both the Current Advisory Agreement and the New Advisory Agreement, termination of the Agreement by either party pursuant to the referenced contractual provisions is not subject to the payment of any penalty. Finally, both the New Advisory Agreement and the Current Advisory Agreement provide that the Advisory Agreement shall terminate immediately upon its assignment.

Payment of Expenses. Under both the New Advisory Agreement and the Current Advisory Agreement, Fuller & Thaler is responsible for paying its own expenses in connection with rendering the identical services it is required to provide under each Agreement. In addition, the Adviser is responsible under each Agreement for: (i) each Fund’s organizational expenses (unless reimbursement from the Trust is requested pursuant to Section 4(b) of the Agreement); (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of, and specifically requested by, the Adviser (unless such cost is otherwise allocated by the Board); (iii) any costs of liquidating or reorganizing a Fund if the liquidation or reorganization is made at the request of the Adviser (unless such cost is otherwise allocated by the Board); (iv) amendments to the Registration Statement (other than amendments implemented in connection with the annual Registration Statement update) or supplements to the Prospectus as specifically requested by the Adviser (collectively, “Updates”) (unless such cost is otherwise allocated by the Trust’s Board); and (v) the dissemination of such Updates (unless such cost is otherwise allocated by the Board). Under both the New Advisory Agreement and the Current Advisory Agreement, the Adviser is also responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit of the Current OELA and will continue to be responsible for such operating expenses under the New OELA, which is identical in its terms to the Current OELA.

Under both the New Advisory Agreement and the Current Advisory Agreement, the Trust is responsible for and assumes the obligation for payment of all Trust expenses not waived, assumed or agreed to be paid by the Adviser, including but not limited to: (i) the fee payable under this Agreement; (ii) the fees payable to the administrator under an agreement between the administrator and the Trust; (iii) expenses of issuance, transfer, repurchase and redemption of Shares; (iv) interest charges, taxes, brokerage fees and commissions, dividends on short sales, and other fees and expenses incurred in connection with borrowings or the acquisition, holding, and disposition of securities and other investments; (v) premiums of insurance for the Trust, its Trustees and officers, and fidelity bond premiums; (vi) fees and expenses of third parties, including the Trust’s independent public accountant(s), custodian, transfer agent, dividend disbursing agent and fund accountant; (vii) fees of pricing, interest, dividend, credit and other reporting services; (viii) costs of membership in trade associations; (ix) telecommunications expenses; (x) funds’ transmission expenses; (xi) auditing, legal and compliance expenses; (xii) costs of maintaining the Trust’s existence; (xiii) costs of preparing, filing and printing the Trust’s prospectuses, subscription application forms and shareholder reports, advertising materials, and other communications and delivering them to potential or existing record and beneficial shareholders; (xiv) expenses of meetings of shareholders and proxy solicitations therefor; (xv) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of Shares and of preparing tax returns; (xvi) costs of reproduction, stationery, supplies and postage; (xvii) fees and expenses of the Trust’s Trustees and officers (xviii) costs of Board, Board committee and other corporate meetings; (xix) SEC registration fees and related expenses; (xx) state, territory or foreign securities laws registration fees and related expenses; (xxi) all fees and expenses paid by the Trust in accordance with any Plan; and (xxii) all other costs of its operations including any extraordinary and non-reoccurring expenses including litigation, proceedings, claims and indemnification obligations to its trustees, officers, and service providers, except as herein otherwise prescribed.

Finally, under both the New Advisory Agreement and the Current Advisory Agreement, to the extent that the Adviser pays fees with respect to a Fund, in addition to any distribution or servicing fees paid by the Fund, to a third party, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other servicing or distribution services, the Adviser sis required to report such payments (and to which third parties) regularly to the Trust.

Brokerage and Best Execution. Under both the Current Advisory Agreement and New Advisory Agreement, the Adviser’s primary consideration in effecting transactions on behalf of each Fund is to seek best execution. In selecting broker-dealers to execute transactions, the Adviser may take the following, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and applicable regulations and interpretations, the Adviser may allocate brokerage on behalf of each Fund to a broker-dealer who provide research services. Subject to compliance with Section 28(e), the Adviser may cause each Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission each Fund might have paid to a different broker-dealer for the same transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s overall responsibilities to each Fund or its other advisory clients.

The Adviser may aggregate sales and purchase orders of the assets of each Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Adviser, the orders must be allocated as to price and amount among all such accounts in a manner believed to be equitable and consistent with its fiduciary obligations to the Fund and such other accounts.

Limitation on Liability and Indemnification. Under both the New Advisory Agreement and the Current Advisory Agreement, the Adviser agrees to indemnify the Trust, each Fund and the Trust’s officers, trustees, employees, affiliates and agents (each, a “Trust Indemnitee”) for, and to defend and hold each Trust Indemnitee harmless from, all losses, costs, damages and expenses (including reasonable legal fees) (incurred by the Trust Indemnitee and arising from or in connection with the performance of the Agreement and resulting from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement, the Adviser’s reckless disregard of its duties or obligations under the Agreement, or the breach of its fiduciary duty to the Trust under federal securities laws or state laws; provided, however, no such indemnification shall be required to the extent that the Losses result from the Trust’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or the Trust’s reckless disregard of its duties or obligations under this Agreement.

Under both the New Advisory Agreement and the Current Advisory Agreement, the Trust agrees to indemnify the Adviser, its officers, directors, employees, affiliates and agents (each, an “Adviser Indemnitee”) for, and to defend and hold each Adviser Indemnitee harmless from all Losses incurred by the Adviser Indemnitee and arising from or in connection with the performance of its duties under this Agreement; provided, however, no such indemnification shall be required to the extent that the Losses result from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the Adviser’s breach of its fiduciary duty under federal securities laws and state law.

Board Approval of the New Advisory Agreement

The Board approved the New Advisory Agreement at a meeting called specifically for that purpose held on July 23, 2021 (the “July Meeting”). Prior to the July Meeting, the Board received and considered information from Fuller & Thaler and the Trust’s administrator designed to provide the Board with the information necessary to evaluate the approval of the New Advisory Agreement (“Support Materials”). In addition, at the July Meeting, representatives of Fuller & Thaler met with the Board and Counsel to the Independent Trustees telephonically to discuss the Transaction and the New Advisory Agreement. Before voting to approve the New Advisory Agreement as in the best interest of the Fund and its shareholders, the Board reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and discussed a memorandum from such counsel discussing the legal standards for the Board’s consideration of the New Advisory Agreement. In approving the New Advisory Agreement, the Board considered substantially the same factors as it considered in approving the renewal of the Current Advisory Agreement, which occurred at the Board’s meeting on December 9-10, 2020, in addition to new information regarding the Transaction and updated performance and expense information for the Funds through June 30, 2021, provided by the Adviser and by Morningstar, through the Fund’s Administrator. This information formed the primary basis for the Board’s determinations.

In determining whether to approve the New Advisory Agreement with respect to the Fuller & Thaler Funds, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Fuller & Thaler with respect to the Fuller & Thaler Funds; (2) the cost of the services provided and the profits realized by Fuller & Thaler from services rendered to the Trust with respect to the Fuller & Thaler Funds, both individually and collectively; (3) comparative fee and expense data for the Fuller & Thaler Funds and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as each Fund grows, and whether the advisory fees for each Fund reflects such economies of scale for each Fund’s benefit; and (5) other financial benefits to Fuller & Thaler resulting from services that it renders to the Fuller & Thaler Funds. In their deliberations, the Trustees did not identify any information that was all-important or controlling.

After having received and reviewed the Support Materials, as well as quarterly investment performance, compliance, operating, and distribution reports from Fuller & Thaler for the Fuller & Thaler Funds since each Fund’s inception, the Trustees determined that they had all the information they deemed reasonably necessary to make an informed decision about the approval of the New Advisory Agreement. The Trustees discussed the facts and factors relevant to their consideration and approval of the New Advisory Agreement, which incorporated and reflected their knowledge of Fuller & Thaler’s ongoing services to the Fuller & Thaler Funds. The Trustees noted the inclusion of fee and performance comparisons of the Fuller & Thaler Funds to each Fund’s respective Morningstar peer group category and to a custom peer group previously created by Broadridge. Taking such information into account, including the Trustees’ discussion with representatives of Fuller & Thaler at the July Meeting as well as the Board’s review of the Support Materials provided in connection with the approval of the New Advisory Agreement, the Board concluded that the overall arrangements between the Trust and Fuller & Thaler with respect to each Fuller & Thaler Fund, as set forth in the Investment Advisory Agreement, are fair and reasonable in light of the services Fuller & Thaler performs, the investment advisory fees that each Fuller & Thaler Fund pays and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the New Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Fuller & Thaler provides under the New Advisory Agreement with respect to each Fund, noting that such services include but are not limited to the following: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to each Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Fuller & Thaler effects on behalf of each Fund; and (5) selecting broker-dealers to execute orders on behalf of each Fund. The Trustees noted no changes to the services that Fuller & Thaler currently provides to the Fuller & Thaler Funds under the terms of the Investment Advisory Agreement. The Trustees considered Fuller & Thaler’s capitalization and its assets under management. The Trustees further considered the investment philosophy and experience of each Fund’s portfolio management team, including the firm’s expertise in behavioral finance and proprietary behavioral finance investment process, which is a key component of each Fund’s investment strategy. In addition, the Trustees noted the compliance services, marketing, distribution, and client relationship services that Fuller & Thaler provides on behalf of the Funds. The Trustees compared the performance of each of the Fuller & Thaler Funds’ performance to each Fund’s respective benchmark index, Morningstar peer group category and custom peer group previously created by Broadridge. It was noted that while the Board reviewed Morningstar peer group and benchmark performance data compared to all of the applicable share classes offered by each respective Fund, the comparison of each Fund’s Institutional Shares to the Fund’s respective benchmark index, Morningstar peer group category and custom peer group is discussed herein for consistency of presentation and because the Institutional Share Class represents the largest share class and has the longest performance history for each Fund. The Trustees considered that, for the periods indicated:

•	The Small-Cap Equity Fund outperformed its benchmark index, the Russell 2000®, for the year to date, seven year and since inception (09/08/2011) periods, but lagged the index for the one-year, three-year and five-year periods ended June 30, 2021. The Fund also outperformed the average and median performance of its Morningstar category (US Equity Small-Cap Blend) and its custom peer group for the three-year and five-year period ended June 30, 2021, but slightly lagged both the average and the median of the category and the custom peer group for one–year performance as of that date. The Fund was ranked as follows in the Morningstar US Equity Small Blend category as of 6/30/21 for the following time periods: year-to-date: 152 out of 660 funds, one-year: 495 out of 657 funds, three-year: 136 out of 633 funds, five-year: 72 out of 597 funds, seven-year: 5 out of 545 funds, and since inception: 6 out of 490 funds. The ranking is for the Institutional Share Class (FTHSX) only. Morningstar ranked the Small-Cap Equity Fund as a five-star fund as of June 30, 2021.

•	The Small-Cap Growth Fund outperformed its benchmark index, the Russell 2000® Growth, for the year to date, one-year, three-year and since inception (12/21/2017) periods ended June 30, 2021. The Fund also outperformed the average and median performance of both its Morningstar category, U.S. Equity Small Cap Growth, and its custom peer group for the one and three-year periods ended June 30, 2021. The Fund was ranked as follows in the Morningstar US Equity Small Growth Category as of 6/30/21 for the following time periods: year-to-date: 48 out of 622 funds, one-year: 57 out of 618 funds, three-year: 206 out of 600 funds, and since inception: 137 out of 598 funds. The ranking is for the Institutional Share Class (FTXSX) only. Fuller & Thaler’s Behavioral Small-Cap Growth composite outperformed its benchmark (The Russell 2500™ Growth) from 1/1/92-12/31/10 and the Russell 2000® Growth thereafter) for year-to-date, one-year, three-year, ten-year, and since inception (01/01/1992) periods. Morningstar ranked the Small-Cap Growth Fund as a three-star fund as of June 30, 2021.

•	The Mid-Cap Value Fund outperformed its benchmark index, the Russell Mid-Cap® Value for the year-to-date, one-year, three-year and since inception (12/21/2017) periods ended June 30, 2021. The Fund also bettered the average and median performance of both its Morningstar category, U.S. Equity Mid-Cap Value, and its custom peer group for the one- and three-year periods ended June 30, 2021. The Fund was ranked as follows in the Morningstar US Equity Mid-Cap Value category as of 6/30/21 for the following time periods: year-to-date: 82 out of 420 funds, one-year: 86 out of 417 funds, three-year: 28 out of 408 funds, and since inception: 42 out of 407 funds. The ranking is for the Institutional Share Class (FTVSX) only. Morningstar ranked the Mid-Cap Value Fund as a four-star fund as of June 30, 2021.

•	The Unconstrained Equity Fund outperformed its benchmark index, the Russell 3000®, for the year-to-date, one-year and since inception (12/28/2018) periods ended June 30, 2021. The Fund also outperformed the average and median performance of both its of its Morningstar category (U.S. Equity Large-Cap Blend) and its custom peer group for the one-year period ended June 30, 2021. The Fund was ranked as follows in the Morningstar US U.S. Equity Large-Cap Blend category as of 6/30/21 for the following time periods: year-to-date: 32 out of 1,469 funds, one-year: 27 out of 1,407 funds and since inception: 38 out of 1,325 funds. The ranking is for the Institutional Share Class (FTZIX) only. Fuller & Thaler’s Behavioral Unconstrained Equity composite outperformed its benchmark (Russell 3000®) for the year-to-date, one-year, since inception (12/26/2018) periods ending June 30, 2021.

•	The Small-Mid Core Equity Fund outperformed its benchmark index, the Russell 2500®, for the year-to-date, one-year and since inception (12/28/2018) periods ended June 30, 2021. The Fund also outperformed the average and median performance of its Morningstar peer group (U.S. Equity Mid-Cap Blend) and its custom peer group for the one-year period ended June 30, 2021. The Fund was ranked as follows in the Morningstar US Equity Mid-Cap Blend category as of 6/30/21 for the following time periods: year-to-date: 25 out of 399 funds, one-year: 26 out of 396 funds, and since inception: 30 out of 373 funds. The ranking is for the Institutional Share Class (FTSIX) only. Fuller & Thaler’s Behavioral Small-Mid Core Equity composite outperformed its benchmark (Russell 2500®) for year-to-date, one-year, three-year, and since inception (01/01/2018) periods.

•	The Micro-Cap Equity Fund outperformed its benchmark index, the Russell Microcap® for the year-to-date, one-year and since inception (12/28/2018) periods ended June 30, 2021. The Micro-Cap Equity Fund also outperformed the average and median performance of both its Morningstar category (U.S. Equity Small-Cap Blend) and its custom peer group for the one-year period ended June 30, 2021. The Fund was ranked as follows in the Morningstar US Equity Small Blend category as of 6/30/21 for the following time periods: year-to-date: 1 out of 660 funds, one-year: 1 out of 657 funds, and since inception: 7 out of 641 funds. The ranking is for the Institutional Share Class (FTMSX) only. Fuller & Thaler’s Behavioral Micro-Cap Core composite outperformed its benchmark (Russell 2000® from 1/1/99-6/30/00 and the Russell Microcap® thereafter) for year-to-date, one-year, five-year, and since inception (01/01/1999) periods.

Finally, the Trustees took notice of the significant growth of assets in the Fuller & Thaler Funds and the growth of the firm overall. Taking these factors into account, the Trustees concluded that they are satisfied with the nature, extent and quality of services that Fuller & Thaler will provide to each of the Fuller & Thaler Funds under the New Advisory Agreement.

Cost of Advisory Services and Profitability.

The Trustees considered the annual management fee that the Fuller & Thaler Funds will pay to Fuller & Thaler under the New Advisory Agreement. The Trustees also considered Fuller & Thaler’s profitability from the services rendered to the Fuller & Thaler Funds. The Trustees further considered Fuller & Thaler’s commitment to contractually reduce its management fees and, if necessary, reimburse each Fuller & Thaler Fund’s operating expenses through January 31, 2023, as specified in the New OELA presented in the Board Materials. Lastly, the Trustees noted that Fuller & Thaler subsidizes the costs of distribution services rendered to the Fuller & Thaler Funds in excess of amounts accrued and payable pursuant to the Funds’ Rule 12b-1 Distribution Plan.

Comparative Fee and Expense Data.

The Trustees noted that:

•	The Small-Cap Equity Fund’s contractual management fee of 0.60% is lower than the averages and medians of its Morningstar category (U.S. Equity Small-Cap Blend) and custom peer group. Further, the Small-Cap Equity Fund’s net and gross total expense ratios of 0.79% for its Institutional Class Shares (which are the same because this Fund’s annualized operating expense ratio is lower than the expense ratio cap in its operating expenses limitation agreement) is lower than the average and median net and gross total expense ratios in its Morningstar category and custom peer group.

•	The Small-Cap Growth Fund’s contractual management fee of 0.85% is slightly higher than the averages and medians of its Morningstar category (U.S. Equity Small Growth) and equal to the median and slightly higher than the average contractual management fee for its custom peer group. Further, the Small-Cap Growth Fund’s net total expense ratio of 0.99% for its Institutional Class Shares is equal to the median of its Morningstar category, lower than the average of its Morningstar category and lower than the average and median of its custom peer group. The Small-Cap Growth Fund’s gross total expense ratio of 1.71% for its Institutional Class Shares is higher than the averages and medians of its Morningstar category and custom peer group, but the Board noted that shareholders are predominantly impacted by the net expense ratio due to the Adviser’s commitment to its expense limitation agreement.

•	The Mid-Cap Value Fund’s contractual management fee of 0.75% is higher than the average and median contractual management fee of its Morningstar category (U.S. Equity Mid-Cap Value) and slightly higher than the average of its custom peer group, but equal to the median of its custom peer group. Further, the Mid-Cap Value Fund’s net total expense ratio of 0.90% for its Institutional Class Shares is higher than the average and median net expense ratios of its Morningstar category and lower than the average and equal to the median net expense ratios of its custom peer group. The Mid-Cap Value Fund’s gross total expense ratio of 1.49% for its Institutional Class Shares is higher than the average and median gross total expense ratios in both the Morningstar category and the same custom peer group. The Board noted that the Mid-Cap Value Fund’s shareholders are predominantly impacted by the net expense ratio due to the Adviser’s commitment to its expense limitation agreement. The Board also noted that the Mid-Cap Value Fund’s net assets were, in general, significantly lower than many of the funds to which it was compared.

•	The Unconstrained Equity Fund’s contractual management fee of 0.85% is higher than the average and median contractual management fee of its Morningstar category (U.S. Equity Large-Cap Blend) and slightly higher than the average of its custom peer group, but equal to the median of its custom peer group. Further, the Unconstrained Equity Fund’s net total expense ratio of 0.99% for its Institutional Class Shares is higher than the average and the median net total expense ratios of its Morningstar category, and lower than the average and equal to the median net total expense ratio for its custom peer group. Finally, the Unconstrained Equity Fund’s gross total expense ratio of 1.77% for its Institutional Class Shares is higher than the average and median gross total expense ratios in the Morningstar category and custom peer group. The Board noted that the Unconstrained Equity Fund’s shareholders are predominantly impacted currently by the net expense ratio due to the Adviser’s commitment to its expense limitation agreement. The Board also noted that the Unconstrained Equity Fund’s net assets are significantly lower than all but one of the custom funds to which it was compared.

•	The Small-Mid Core Equity Fund’s contractual management fee of 0.80% is higher than the average and median contractual management fee of both its Morningstar category (U.S. Equity Mid-Cap Blend) and its custom peer group. Further, the Small-Mid Core Equity Fund’s net total expense ratio of 0.95% for its Institutional Class Shares was higher than the average and median net total expense ratio of its Morningstar category, and was lower than the average and equal to the median net total expense ratio of its custom peer group. The Small-Mid Core Equity Fund’s gross total expense ratio of 4.09% for its Institutional Class Shares is higher than the average and median gross total expense ratios of both the Morningstar category and the custom peer group. The Board noted that the Small-Mid Core Equity Fund’s shareholders are predominantly impacted currently by the net expense ratio due to the Adviser’s commitment to its expense limitation agreement. The Board also noted that the Small-Mid Core Equity Fund’s net assets are significantly lower than many of the custom peer group funds to which it was compared.

•	The Micro-Cap Equity Fund’s contractual management fee of 1.45% is higher than the average and median contractual management fee for its Morningstar category (U.S. Equity Small-Cap Blend) and its custom peer group. Further, the Micro-Cap Equity Fund’s net total expense ratio of 1.45% for its Institutional Class Shares is higher than the average and median net total expense ratio for its Morningstar category, but lower than the average and median net total expense ratio for its custom peer group. The Micro-Cap Equity Fund’s gross total expense ratio of 4.28% for its Institutional Class Shares is higher than the average and median gross total expense ratios for its Morningstar category and same custom peer group. With respect to these comparisons, it was noted that Morningstar does not have a U.S. Equity Microcap category, and that the Micro-Cap Fund is being compared to the same category as the Small-Cap Equity Fund, U.S. Equity Small-Cap Blend, which would be expected to have lower fees and expense ratios than micro-cap funds. The Board also noted that the Micro-Cap Fund’s shareholders are predominantly impacted by the net expense ratio due to the Adviser’s commitment to its expense limitation agreement. With respect to the operating expenses limitation agreement, the Board further noted that the Adviser will cap expenses in the Institutional Class Shares at 1.45%, which is equal to the Fund’s advisory fee rate, and is thereby covering all the Fund’s non-distribution related operating expenses. Finally, the Board noted the distinct differences in the Micro-Cap Equity Fund’s strategy compared to other funds in its Morningstar category and custom peer group and the comparatively small net assets of the Fund in comparison to its category and peers.

•	The Trustees further considered the fees paid by Fuller & Thaler’s separately managed accounts and sub-advisory relationships to other accounts with similar investment objectives and strategies to that of each Fuller & Thaler Funds contemplated herein, noting the differences in the services provided to those accounts compared to the services provided to each Fuller & Thaler Fund. They also noted that Fuller & Thaler has additional responsibilities with respect to the Fuller & Thaler Funds, including compliance, reporting and operational responsibilities. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, or from one investment product to the other, the Trustees concluded that the advisory fee charged to the respective Fuller & Thaler Funds are each reasonable.

Economies of Scale.

The Trustees considered whether the Fuller & Thaler Funds may benefit from any economies of scale. The Trustees noted that given the very low management fee of the Fuller & Thaler Small-Cap Equity Fund, fee breakpoints would not be appropriate at the current time. They additionally noted that while the Fund has realized some economies of scale with regard to certain fees and expenses that it bears, the Trustees did not find that any material economies currently exist with respect to the advisory services that Fuller & Thaler provides that would warrant the imposition of breakpoints. The Trustees also noted that it was not appropriate to implement fee breakpoints with respect to the management fees of the other Fuller & Thaler Funds. The Trustees considered that the other Fuller & Thaler Funds are newly organized and that an increase in assets would most likely not decrease the extent of advisory services that Fuller & Thaler would need to provide to the Funds at the present time. The Trustees concluded that the other Fuller & Thaler Funds are not likely to benefit from any economies of scale at this time.

Other Benefits.

The Trustees considered the extent to which Fuller & Thaler utilizes soft dollar arrangements with respect to portfolio transactions, and noted that Fuller & Thaler does utilize soft dollar arrangements consistent with the Section 28(e) safe harbor in connection with the execution of client transactions. They also noted however, that affiliated brokers will not be utilized to execute the portfolio transactions of the Fuller & Thaler Funds. The Trustees concluded that, all things considered, Fuller & Thaler will not receive material additional financial benefits from services rendered to the Fuller & Thaler Funds.

Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board and the Independent Trustees voting separately unanimously approved the New Advisory Agreement for the Fund on the basis that its terms and conditions are fair and reasonable and in the best interests of the Fund and its shareholders.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote in favor of Proposals1-6 to approve the New Advisory Agreement with Fuller & Thaler as it relates to each of the Fuller & Thaler Funds.

INFORMATION CONCERNING OWNERSHIP OF SHARES OF THE FUNDS BY
MANAGEMENT, TRUSTEES AND PRINCIPAL SHAREHOLDERS

Only shareholders of record at the close of business on August [12], 2021 (the “Record Date”), will be entitled to notice of, and to vote at, the Special Meeting. The information discussed below related to beneficial ownership of shares in each of the Fuller & Thaler Funds as of the Record Date by: (1) Trustees and Officers of the of the Fund; (2) Representatives of Fund Management (including the Adviser); (3) shareholders beneficially owning more than 25% of a Fund’s shares (“Control Persons”); and (4) shareholders owning more than 5% of a Fund’s shares (“Principal Shareholders”).

In situations where representatives of Fund management, including the Adviser, beneficially own a large percentage of Fund shares, there is the potential that such owners may influence or even control the outcome of any proposal submitted to Fund shareholders for approval. In such situations, both the Trustees and the Adviser must evaluate whether there are any conflicts of interest between the representatives of Fund Management and Fund shareholders with respect to the proposals under consideration, and if so, disclose them. With respect to the proposals under consideration, because their approval will not result in any change to the services that the Adviser will provide to the Fund(s), the personnel involved in providing such services, and the fees that the Adviser will be paid for such services, the Trustees and the Adviser both are of the view that no such material conflict of interest exists.

From time to time, certain shareholders may own a large percentage of the shares of a Fuller & Thaler Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. “Control” for this purpose is the ownership of more than 25% or more of a Fund’s voting securities. Under Section 2(a) (9) of the 1940 Act he beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund. A controlling shareholder could control the outcome of any proposal submitted to the shareholders for approval.

Shareholders who beneficially own 5% or more of the voting securities of a Fund are characterized by SEC Rules as Principal Shareholders. Such Shareholders also may also influence the outcome of any proposal submitted to the shareholders for approval.

Information concerning beneficial ownership of fund shares in each of these categories for each of the Fuller & Thaler Funds is included Exhibit C.

PROPOSAL 7 TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF

The proxy holders have no current intention to bring any matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting such matters. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best business judgment.

VOTING INFORMATION

Who is Eligible to Vote?

Shareholders of record of each Fund as of the close of business on the Record Date, are entitled to vote on the proposal or proposals that relate to the Fund at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Quorum

For a vote on each Proposal to occur at the Special Meeting, there must exist a quorum of shareholders of the Fund to which the Proposal relates. With respect to the Fund, the presence at the Special Meeting, in person or by proxy, of shareholders representing fifty percent of the Fund’s shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting. For purposes of determining the presence of a quorum, abstentions, and broker “non-votes” will be counted as present. Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to the Proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Special Meeting will require the affirmative vote of the holders of a simple majority of the Fund’s shares cast at the Special Meeting, even if the number of votes cast is fewer than the number required for a quorum, and any adjournment with respect to the Proposals will require the affirmative vote of the holders of a simple majority of the Fund’s shares entitled to vote on the Proposal cast at the Special Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Vote Required to Pass the Proposals

As provided under the 1940 Act and required by the Current Advisory Agreement, approval of Proposals 1-6 related to the New Advisory Agreement will require the vote of a majority of the outstanding voting securities of each Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting. Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

Proxies and Voting at the Special Meeting

The proxy voting card that is included with these materials identifies the Fund(s) for which you are entitled to vote with respect to the matters under consideration at the Meeting. Shareholders may use the proxy card provided if they are unable to attend the meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting. Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Trust shown at the beginning of this proxy statement), or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person. To obtain directions on how to attend the Special Meeting and vote in person, please call 1- ___-___-____.

All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposal referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Special Meeting. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Method of Solicitation and Expenses

Broadridge Investor Communication Solutions, Inc. has been retained as proxy solicitor and tabulator. Fuller & Thaler will assist in the solicitation of proxies under a contract with Broadridge. The solicitation of proxies may occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph is estimated to be $___________. The cost of solicitation will be borne by Fuller & Thaler. In addition to the solicitation by mail, officers and employees of Fuller & Thaler, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile.

The Funds will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval. Fuller & Thaler will not seek reimbursement from the Funds for any costs associated with the proxy.

Shareholder Proposals for Subsequent Meetings

The Funds do not hold annual shareholder meetings except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust’s Secretary at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 1-__________. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-____________ or write to the Fuller & Thaler Funds, c/o Ultimus Fund Solutions LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Other Matters to Come Before the Meeting

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of each Fund and its shareholders.

Exhibit A

CAPITOL SERIES TRUST

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

FULLER & THALER FUNDS

This AGREEMENT is made as of January __, 2022, by and between Capitol Series Trust (the “Trust”), an Ohio business trust, with its principal office and place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio, 45246, and Fuller & Thaler Asset Management, Inc., a California corporation, with its principal office and place of business at 411 Borel Avenue, Suite 300, San Mateo, CA 94402 (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue shares of beneficial interest (“Shares”), no par value, in separate series;

WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and is engaged in the business of rendering investment advice and investment management services as an independent contractor; and

WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust listed in Appendix A hereto (each a “Fund”), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and the Adviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a) The Trust hereby employs the Adviser, subject to the direction and control of the Board of Trustees of the Trust (“Board”), to manage the investment and reinvestment of the assets in each Fund and to provide other services as specified herein. The Adviser accepts this employment and agrees to render its services for the compensation set forth herein. The Adviser shall for all purposes herein be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be an agent of the Trust.

(b) In connection therewith, the Trust shall deliver to the Adviser copies of: (i) the Trust’s Agreement and Declaration of Trust and By-laws (collectively, as currently in effect and as amended from time to time, “Organic Documents”); (ii) the Trust’s current Registration Statement filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act with respect to each Fund (as amended from time to time, the “Registration Statement”); (iii) the Trust’s current Prospectus and Statement of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”); (iv) any shareholder service plan, distribution plan or similar documents adopted by the Trust with respect to each Fund (collectively, and as may be amended from time to time, the “Plans”); and (v) all written policies and procedures adopted by the Trust with respect to each Fund (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures, collectively, as currently in effect and as amended for time to time, the “Procedures”). The Trust shall furnish the Adviser with all amendments of or supplements to the foregoing.

The Trust shall also deliver to the Adviser: (vi) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons of the Trust, appointing the Adviser and any subadviser (each a “Subadviser”) and approving this Agreement and any subadvisory agreement relating to a Fund (each, a “Subadvisory Agreement”); (vii) a certified copy of the resolution of each Fund’s shareholder(s), if applicable, appointing the Adviser; (viii) a copy of all proxy statements and related materials relating to each Fund; (ix) a certified copy of the resolution of the Trust electing officers of the Trust; and (x) any other documents, materials or information that the Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c) The Adviser has delivered to the Trust a copy of its: (i) Form ADV as most recently filed with the SEC, (ii) code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”) and (iii) compliance manual adopted and implemented pursuant to Rule 206(4)-7 under the Advisers Act (the “Compliance Manual”). The Trust acknowledges receipt of the Adviser’s Form ADV, Code, and Compliance Manual.

The Adviser shall promptly furnish the Trust with all amendments of or supplements to the foregoing.

SECTION 2. DUTIES OF THE TRUST

In order for the Adviser to perform the services required by this Agreement, the Trust: (i) shall cause all service providers to the Trust to furnish information to the Adviser and to assist the Adviser as may be reasonably requested by the Adviser; and (ii) shall ensure that the Adviser has reasonable access to all records and documents maintained by the Trust or any service provider to the Trust.

SECTION 3. DUTIES OF THE ADVISER

Subject to the delegation of any of the following duties to one or more persons as permitted by Section 11 of this Agreement, the Adviser, at its own expense, shall render the following services to the Trust:

(a) The Adviser shall assume all investment duties and have full discretionary power and authority with respect to the investment of the assets of each Fund. Without limiting the generality of the foregoing, the Adviser shall, with respect to the assets of each Fund: (i) obtain and evaluate such information and advice relating to the economy, securities markets, and securities and other investments as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest Fund assets in a manner reasonably consistent with the directions and policies set from time to time by the Board and any amendments thereto (“Board Policies”), the Organic Documents, the Prospectus, the Procedures (the Board Policies, the Organic Documents, the Prospectus, and the Procedures, collectively, the “Governing Documents”), and any other written guidelines or restrictions agreed to in writing by the Trust and the Adviser with respect to a Fund that are not inconsistent with the Governing Documents (the “Adviser Guidelines”), each as promptly provided to the Adviser by the Trust; (iii) determine the securities and other investments to be purchased, sold or otherwise disposed of and the timing of such purchases, sales and dispositions; (iv) vote all proxies for securities owned by a Fund and exercise all other voting rights with respect to such securities in accordance with the proxy voting policies and procedures approved by the Board; (vi) promptly issue settlement instructions to custodians designated by the Trust on behalf of each Fund; (vii) evaluate the credit worthiness of securities dealers, banks and other entities with which the Trust, on behalf of each Fund, may engage in repurchase agreements and monitor the status of such agreements; and (viii) take such further action, including, the placing of purchase and sale orders, selecting broker-dealers to execute such orders on behalf of each Fund, negotiating commission rates to be paid to broker-dealers, opening and maintaining trading accounts in the name of each Fund, and executing for each Fund, as its agent and attorney-in-fact, standard institutional customer agreements with broker-dealers, each as the Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under this Agreement.

2

(b) In effecting transactions on behalf of each Fund, the Adviser’s primary consideration shall be to seek best execution. In selecting broker-dealers to execute transactions, the Adviser may take the following, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and applicable regulations and interpretations, the Adviser may allocate brokerage on behalf of each Fund to a broker-dealer who provide research services. Subject to compliance with Section 28(e), the Adviser may cause each Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission each Fund might have paid to a different broker-dealer for the same transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s overall responsibilities to each Fund or its other advisory clients.

The Adviser may aggregate sales and purchase orders of the assets of each Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Adviser, the orders shall be allocated as to price and amount among all such accounts in a manner believed to be equitable and consistent with its fiduciary obligations to the Fund and such other accounts.

(c) The Adviser shall report to the Board at each meeting thereof as requested by the Board all material changes in each Fund since the prior report, and shall also keep the Board informed of important developments affecting each Fund and the Adviser, on its own initiative, or as requested by the Board, shall furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual investments comprising each Fund’s portfolio, the performance of each Fund’s portfolio or otherwise. The Adviser shall also furnish the Board with such statistical and analytical information with respect to investments of each Fund as the Adviser may believe appropriate or as the Board reasonably may request. In providing investment advisory services pursuant to this Agreement, the Adviser shall comply with: (i) the Board Policies, the Organic Documents, each Fund’s objective, investment policies, and investment restrictions as set forth in the Prospectus, the Adviser Guidelines, and the Procedures, each as promptly provided to the Adviser by the Trust; (ii) the 1940 Act; (iii) the Advisers Act; (iv) the Securities Act; (v) the 1934 Act; (vi) the Internal Revenue Code of 1986, as amended; and (vii) other applicable laws.

(d) The Adviser shall from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust’s behalf in any such respect.

(e) The Adviser shall report to the Board all matters related to the Adviser that are material to the Adviser’s performance of this Agreement. The Adviser shall notify the Trust as soon as reasonably practicable, and where possible, in advance of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Adviser.

3

(f) The Adviser shall maintain the Compliance Manual that includes policies and procedures relating to the services it provides to the Trust that are reasonable designed to prevent violations of the federal securities laws as defined in Rule 38a-1 under the 1940 Act (“Federal Securities Laws”) as they relate to each Fund, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities.

(g) The Adviser shall provide the Trust’s chief compliance officer (the “Trust CCO”), upon reasonable request, with direct access to the Adviser’s chief compliance officer and, upon reasonable request, shall provide the Trust CCO, at its own expense, with information the Trust CCO reasonably believes is required to administer the Trust’s compliance program implemented pursuant to Rule 38a-1 under the 1940 Act including, without limitation: (i) periodic reports/certifications regarding the Adviser’s compliance with the Federal Securities Laws and the Adviser’s compliance program as set forth in the Compliance Manual; (ii) special reports in the event of any Material Compliance Matter (as defined in Rule 38a-1 under the 1940 Act); and (iii) periodic reports regarding the Adviser’s compliance with Federal Securities Laws and its compliance program as set forth in the Compliance Manual. Upon the written request of the Trust, the Adviser shall also permit the Trust or its representatives to examine the reports required to be made to the Adviser under the Code.

(h) The Adviser shall maintain records relating to its duties hereunder (including portfolio transactions and placing and allocation of brokerage orders) as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. To the extent required by applicable law, the books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust (the “Trust Records”). The Trust, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(i) The Adviser shall cooperate with each Fund’s independent public accountants and shall take reasonable action to make all necessary information available to those accountants for the performance of the accountants’ duties.

(j) The Adviser shall provide the Trust and each Fund’s custodian and fund accountant on each business day with such information relating to each Fund’s transactions and each Fund’s assets and liabilities as the Trust or each Fund’s custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Trust’s Valuation and NAV Error Correction Procedures, provided, however, the Adviser shall not be deemed to be the pricing agent for any Fund.

(k) Except as permitted by the Procedures, the Adviser shall not disclose and shall treat confidentially all information specifically relating to each Fund’s investments including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other investments held by each Fund, and any and all trades effected for each Fund (including past, pending and proposed trades). The foregoing shall not in any way restrict the Adviser’s ability to disclose information relating to any Fund assets to the extent that such assets are held in other accounts managed or advised by the Adviser.

4

(l) The Adviser shall, consistent with the Procedures: (i) cooperate with and provide reasonable assistance to each Fund’s administrator, custodian, fund accountant transfer agent and pricing agents and all other agents and representatives of each Fund; (ii) provide such persons with Fund data as they may reasonably deem necessary to the performance of their obligations to each Fund; and (iii) maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

SECTION 4. COMPENSATION

(a) In consideration of the foregoing, the Trust shall pay the Adviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

(b) The Adviser shall reimburse expenses of a Fund or waive its fees to the extent necessary to maintain a Fund’s expense ratio at an agreed-upon amount for a period of time specified in a separate expense limitation agreement (“Expense Limitation Agreement”). The Adviser’s reimbursement of a Fund’s expenses shall be estimated and paid to the Trust monthly in arrears, at the same time as the Trust’s payment to the Adviser for such month. Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation may be subject to reimbursement by the Fund consistent with the terms of the Expense Limitation Agreement.

(c) The fee payable to the Adviser under this Agreement may be reduced to the extent of any receivable owed by the Adviser to the Trust (provided that such obligation is not subject to a good faith dispute) or as required under any operating expense limitation agreement applicable to a Fund.

(d) No fee shall be payable hereunder with respect to that portion of a Fund’s assets which are invested in any other account or investment company for which the Adviser serves as investment adviser or subadviser and for which the Adviser already receives an advisory fee.

SECTION 5. EXPENSES

(a) The Adviser shall pay its own expenses in connection with rendering the services to be provided by it pursuant to this Agreement. In addition, the Adviser shall be responsible for: (i) each Fund’s organizational expenses (unless reimbursement from the Trust is requested pursuant to Section 4(b) of this Agreement); (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of, and specifically requested by, the Adviser (unless such cost is otherwise allocated by the Board); (iii) any costs of liquidating or reorganizing a Fund if the liquidation or reorganization is made at the request of the Adviser (unless such cost is otherwise allocated by the Board); (iv) amendments to the Registration Statement (other than amendments implemented in connection with the annual Registration Statement update) or supplements to the Prospectus as specifically requested by the Adviser (collectively, “Updates”) (unless such cost is otherwise allocated by the Board); and (v) the dissemination of such Updates (unless such cost is otherwise allocated by the Board).

(b) The Trust shall be responsible for and assumes the obligation for payment of all Trust expenses not waived, assumed or agreed to be paid by the Adviser, including but not limited to: (i) the fee payable under this Agreement; (ii) the fees payable to the administrator under an agreement between the administrator and the Trust; (iii) expenses of issuance, transfer, repurchase and redemption of Shares; (iv) interest charges, taxes, brokerage fees and commissions, dividends on short sales, and other fees and expenses incurred in connection with borrowings or the acquisition, holding, and disposition of securities and other investments; (v) premiums of insurance for the Trust, its Trustees and officers, and fidelity bond premiums; (vi) fees and expenses of third parties, including the Trust’s independent public accountant(s), custodian, transfer agent, dividend disbursing agent and fund accountant; (vii) fees of pricing, interest, dividend, credit and other reporting services; (viii) costs of membership in trade associations; (ix) telecommunications expenses; (x) funds’ transmission expenses; (xi) auditing, legal and compliance expenses; (xii) costs of maintaining the Trust’s existence; (xiii) costs of preparing, filing and printing the Trust’s prospectuses, subscription application forms and shareholder reports, advertising materials, and other communications and delivering them to potential or existing record and beneficial shareholders; (xiv) expenses of meetings of shareholders and proxy solicitations therefor; (xv) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of Shares and of preparing tax returns; (xvi) costs of reproduction, stationery, supplies and postage; (xvii) fees and expenses of the Trust’s Trustees and officers (xviii) costs of Board, Board committee and other corporate meetings; (xix) SEC registration fees and related expenses; (xx) state, territory or foreign securities laws registration fees and related expenses; (xxi) all fees and expenses paid by the Trust in accordance with any Plan; and (xxii) all other costs of its operations including any extraordinary and non-reoccurring expenses including litigation, proceedings, claims and indemnification obligations to its trustees, officers, and service providers, except as herein otherwise prescribed.

5

(c) To the extent that the Adviser pays fees with respect to a Fund, in addition to any distribution or servicing fees paid by the Fund, to a third party, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other servicing or distribution services, the Adviser shall report such payments (and to which third parties) regularly to the Trust.

SECTION 6. STANDARD OF CARE

(a) The Adviser shall be responsible for the accuracy and completeness (and shall be liable for any material lack thereof) of any information with respect to the Adviser, its personnel, or a Fund’s strategies contained in the Trust’s offering materials (including the Registration Statement, the Prospectus and advertising and sales materials) or proxy materials if such disclosure has been reviewed and approved by the Adviser.

(b) The Trust shall expect of the Adviser, and the Adviser shall give the Trust the benefit of, the Adviser’s best judgment and reasonable efforts in rendering the services to the Trust contemplated under this Agreement. In performing its duties under this Agreement, the Adviser shall act at all times in the best interests of the Trust and each Fund. The Adviser shall not be liable hereunder to the Trust, any Fund or any Fund shareholders for any mistake of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission taken or in any event whatsoever in the absence of: (i) bad faith, willful misfeasance or negligence in the performance of the Adviser’s duties or obligations under this Agreement or (ii) the Adviser’s reckless disregard of its duties and obligations under this Agreement. The Adviser acknowledges that federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, a Fund or a Fund’s shareholders may have under applicable federal or state securities laws.

(c) The Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, the administrator, the fund accountant, the custodian or the transfer agent to the Trust unless such errors arise from the Adviser’s providing false or misleading information to such service providers. The Adviser shall not be liable to the Trust, a Fund or any of the Fund’s shareholders for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust (other than a duly authorized Trust officer that is also a member of, affiliated with or interested person of the Adviser, its affiliates, or successors thereto (each an “Advisory Representative”); (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

6

(d) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 7. INDEMNIFICATION

(a) The Adviser shall indemnify the Trust, each Fund and the Trust’s officers, trustees, employees, affiliates and agents (each, a “Trust Indemnitee”) for, and shall defend and hold each Trust Indemnitee harmless from, all losses, costs, damages and expenses (including reasonable legal fees) (collectively, the “Losses”) incurred by the Trust Indemnitee and arising from or in connection with the performance of this Agreement or a Subadvisory Agreement and resulting from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the breach of its fiduciary duty to the Trust under federal securities laws or state laws; provided, however, no such indemnification shall be required to the extent that the Losses result from the Trust’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or the Trust’s reckless disregard of its duties or obligations under this Agreement.

(b) The Trust shall indemnify the Adviser, its officers, directors, employees, affiliates and agents (each, an “Adviser Indemnitee”) for, and shall defend and hold each Adviser Indemnitee harmless from all Losses incurred by the Adviser Indemnitee and arising from or in connection with the performance of its duties under this Agreement; provided, however, no such indemnification shall be required to the extent that the Losses result from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the Adviser’s breach of its fiduciary duty under federal securities laws and state law.

(c) Upon the assertion of a claim for which a party may be required to indemnify a Trust Indemnitee or an Adviser Indemnity (each, an “Indemnitee”), the Indemnitee must promptly notify the indemnifying party of such assertion, and shall keep the indemnifying party advised with respect to all developments concerning such claim. The indemnifying party shall have the option to participate with the Indemnitee in the defense of such claim or to defend against said claim in its own name or in the name of the Indemnitee. The Indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnifying party may be required to indemnify it except with the indemnifying party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding Sections 7(a) and 7(b) hereof, in the event the Indemnitee has not secured such consent from the indemnifying party, the indemnifying party shall have no obligation to indemnify the Indemnitee.

7

SECTION 8. EFFECTIVENESS, DURATION AND TERMINATION

(a) This Agreement shall become effective with respect to a Fund as of the date first written above after approval: (i) by a vote of the majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of such party (other than as Trustees of the Trust) cast in person at a meeting called for the purpose of voting on the Agreement, and (ii) if required by the 1940 Act or applicable staff interpretations thereof, by vote of a majority of the Fund’s outstanding voting securities.

(b) This Agreement shall remain in effect with respect to a Fund for a period of two years from the date of its effectiveness and shall continue in effect with respect to that Fund for successive annual periods thereafter; provided, however, that such continuance is specifically approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case; (ii) by a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust) by votes cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuation of this Agreement as to a Fund is not approved, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by applicable law.

(c) This Agreement may be terminated immediately by the Trust with respect to a Fund if the Board, in its reasonable discretion and having due regard to the protection of investors and to the effectuation of the policies declared in section 1(b) of the 1940 Act, find that the services being rendered by the Adviser under this Agreement fail in a material way to provide responsible management to the Fund as reasonably expected by an investment adviser, as defined in the Advisers Act; provided that the Adviser shall have the opportunity, within ten (10) days of receipt of a written notice describing any such failure and the reasons therefor in reasonable detail, to cure the failure that is the subject of such notice.

(d) This Agreement may also be terminated with respect to a Fund at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser; or (ii) by the Adviser on 60 days’ written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

SECTION 9. ACTIVITIES OF THE ADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser’s right, or the right of any of the Adviser’s directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person.

SECTION 10. REPRESENTATIONS OF ADVISER

The Adviser represents and warrants that it: (i) is registered as an investment adviser under the Advisers Act (and shall continue to be so registered for so long as this Agreement remains in effect); (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and shall seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) shall promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (v) shall promptly notify the Trust if the Adviser is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; (vi) shall promptly notify the Trust of any material fact known to the Adviser regarding or relating to the Adviser that would make any written information provided to the Trust materially inaccurate or incomplete or if any written information becomes untrue in any material respect; (vii) shall promptly notify the Trust if the Adviser suffers a material adverse change in its business that would materially impair its ability to perform its duties under the Agreement; (viii) has adopted and implemented (and shall continue to maintain and implement for so long as this Agreement remains in effect) a Code that complies with the requirements of Rule 17j-1 under the 1940 Act; and (ix) has adopted and implemented (and shall continue to maintain and implement for so long as this Agreement remains in effect) a Compliance Manual that is reasonably designed to prevent violations of Federal Securities Laws by the Adviser, its employees, officers, and agents. For purposes of this paragraph, a “material adverse change” shall include, but shall not be limited to, a material loss of assets or accounts under management or the departure (or threatened departure) of senior investment professionals to the extent such professions are not replaced promptly with professions of comparable experience and quality.

8

SECTION 11. SUBADVISERS

(a) At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the approval, direction and control of the Board, one or more Subadvisers who are registered as investment advisers pursuant to the Advisers Act. The Adviser shall: (i) evaluate, select and recommend Subadvisers to manage all or a portion of a Fund’s assets; (ii) allocate and, when appropriate, reallocate a Fund’s assets among multiple Subadvisers; (iii) terminate any Subadviser; (iv) monitor and evaluate each Subadviser’s performance; and (v) implement procedures reasonable designed to help ensure that Subadvisers, in providing services to a Fund, comply with the Fund’s investment objective, investment policies, and investment restrictions documented in the Board Policies, the Organic Documents, the Prospectus, the Adviser Guidelines, and the Procedures, each as provided to the Adviser by the Trust; the 1940 Act; the Advisers Act, the Securities Act; the 1934 Act; the Internal Revenue Code of 1986, as amended; and other applicable laws. Despite the Advisor’s ability to employ Subadvisers to perform the duties set forth in Section 3 of this Agreement, the Adviser shall retain overall supervisory responsibility for the general management and investment of a Fund’s assets.

The Adviser shall be liable under this Agreement: (i) for its failure to exercise good faith in the employment of a Subadviser; (ii) for its failure to exercise appropriate supervision of a Subadviser; and (iii) as may be otherwise agreed by the Trust and the Adviser in writing.

(b) Subject to the review and approval of the Board, the Adviser may (i) enter into and amend Subadvisory Agreements with new or current Subadvisers; and (ii) replace any Subadviser.

(c) Each Subadviser’s employment shall be evidenced by a separate written agreement approved by the Board and, to the extent required by law or regulation, by the shareholders of each applicable Fund.

SECTION 12. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trust’s Trustees and each Fund’s shareholders shall not be personally liable for any obligations of the Trust or a Fund under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund to which the Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trust’s Trustees or that Fund’s shareholders.

9

SECTION 13. RIGHTS TO NAME

(a) If the Adviser ceases to act as investment adviser to any Fund whose name includes the term “Fuller & Thaler” (the “Mark”) or, if the Adviser requests in writing, the Trust shall take prompt action to change the name of any Fund to a name that does not include the Mark. The Adviser may from time to time make available, without charge, for use by a Fund other marks or symbols owned by the Adviser, including marks or symbols containing the Mark or any variation thereof, as the Adviser deems appropriate (“Other Marks”). Upon the Adviser’s written request, the Trust shall cease to use any Mark or Other Marks. The Trust acknowledges that any rights in the Mark and Other Marks which may exist on the date of this Agreement or arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Adviser. The Adviser may permit other parties, including other investment companies, to use the Marks and Other Marks without the consent of the Trust. The Trust shall not use the Mark or Other Marks in conducting any business other than that of an investment company registered under the 1940 Act without the consent of the Adviser.

(b) The Adviser shall not use the name of the Trust or a Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust’s or a Fund’s name which merely refers in accurate and factual terms to the Trust or a Fund in connection with Adviser’s role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

SECTION 14: AFFILIATIONS OF PARTIES

Subject to and in accordance with the Organic Documents, the organizational documents of the Adviser, and the 1940 Act, the Trustees, officers, agents or shareholders of a Fund are or may be Advisory Representatives of the Adviser as directors, officers, shareholders, agents, or otherwise and Advisory Representatives are or may be interested persons of the Trust as Trustees, officers, agents, shareholders, or otherwise. The Adviser and its affiliates may be interested persons of the Trust. Such relationships shall be governed by the aforementioned governing instruments.

SECTION 15. CONFIDENTIALITY

(a) “Confidential Information” includes Trust Records and all tangible and intangible information and materials being disclosed in connection with this Agreement by one of the parties to this Agreement (“Disclosing Party”) to another party to this Agreement (“Receiving Party”), in any form or medium (and without regard to whether the information is owned by a party to this Agreement (each, a “Party”) or by a third party), that satisfy at least one of the following criteria:

(i) information related to a Disclosing Party’s, its respective affiliates’ or its third party licensors’ or vendors’ trade secrets, customers, business plans, procedures, strategies, forecasts or forecast assumptions, operations, methods of doing business, records, finances, assets, technology, software, systems data or other proprietary or confidential business or technical information;

(ii) information designated as confidential in writing by the Disclosing Party or information that the Receiving Party should reasonably know to be information that is of a confidential or proprietary nature; or

10

(iii) any information derived from, or developed by reference to or use of, any information described in the preceding clauses (i) and (ii);

provided, however, that, notwithstanding the foregoing, the following shall not be considered Confidential Information: (iv) information that is disclosed to the Receiving Party without any obligation of confidentiality by a third person who has a right to make such disclosure; (v) information that is or becomes publicly known without violation of this Agreement by the Receiving Party; or (vi) information that is independently developed by the Receiving Party or its employees or affiliates without reference to the Disclosing Party’s information.

(b) Except as expressly provided otherwise herein, each Party shall, during the term of this Agreement: (i) use a level of care no less rigorous than that taken to protect its own Confidential Information of a similar nature (but in no event less than a reasonable level of care) to keep confidential, and to prevent any unauthorized disclosure of, any Confidential Information of the other Party, (ii) use such Confidential Information only in connection with this Agreement, (iii) not make any commercial use of such Confidential Information for the benefit of itself or any third party beyond the scope of this Agreement, and (iv) except where required by law, order, or demand of any governmental or regulatory authority, or as required or permitted by this Agreement, not make any such Confidential Information, or parts thereof, available to any third party. If any Party receives a request or demand from a third party to inspect any documents or other hard or electronic materials containing Confidential Information, the Party receiving such a request or demand shall endeavor to notify the applicable Party and to secure instructions to produce the requested Confidential Information from that Party or an authorized person of that Party.

(c) Each Party shall only reproduce another Party’s Confidential Information to a third party to the extent necessary to permit it to meet its obligations under this Agreement, and shall notify the other party promptly if the other Party’s Confidential Information is disclosed in violation of the provisions of this Agreement or is otherwise lost or unaccounted for. Each party shall have the right to disclose another Party’s Confidential Information to its employees, officers, directors/trustees, advisers, attorneys, consultants, vendors, affiliates, and third party service providers (the “Representatives”) who have an obligation to keep such Confidential Information confidential in accordance with the terms of this Agreement or substantially similar terms. Each Party shall be liable for a breach of confidentiality by its Representatives.

(d) The Trust consents to the disclosure by the Adviser to third parties of its investment results from management of a Fund’s assets: (i) as part of composite investment results; or (ii) otherwise, if approved in advanced by the Trust, which such approval shall not be unreasonably withheld. Each Party consents to the disclosure to third parties of its relationship with the other Party, including the value of Trust assets, collectively, managed by the Adviser from time to time.

SECTION 16. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (“SOX”), and the implementing regulations thereunder, the Trust is required to make certain certifications and has adopted disclosure controls and procedures (“DCP”). To the extent reasonably requested by the Trust, the Adviser agrees to use its commercially reasonable efforts to assist the Trust in complying with SOX and implementing the DCP. The Adviser agrees to inform the Trust of any material developments relating to the services it provided under this Agreement that the Adviser reasonably believes is relevant to the Trust’s certification obligations under SOX.

11

SECTION 17. MISCELLANEOUS

(a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both Parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of each Fund.

(b) Neither party to this Agreement shall be liable to the other Party for consequential damages under any provision of this Agreement.

(c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Ohio; provided, however, that applicable federal law shall apply if such law preempts relevant state law.

(d) This Agreement constitutes the entire agreement between the Parties hereto and supersedes any prior agreement between those Parties with respect to the subject matter hereof, whether oral or written.

(e) This Agreement may be executed by the Parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the Parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h) Notices, requests, instructions and communications received by the Parties at their respective principal places of business, as indicated above, or at such other address as a Party may have designated in writing, shall be deemed to have been properly given.

(i) The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(j) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the Party indicated and that their signature shall bind the Party indicated to the terms hereof and each Party hereto warrants and represents that this Agreement, when executed and delivered, shall constitute a legal, valid and binding obligation of the Party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(k) The provisions of Sections 3(g)-(i), 3(k), 6, 7, the second paragraph of 11(a), 12-13, 15, 16, and 17 shall survive any termination of this Agreement.

12

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

CAPITOL SERIES TRUST on behalf of its Series listed in Appendix A

Name:	Matthew J. Miller
Title:	President

FULLER & THALER ASSET MANAGEMENT, INC.

By:
Title:

13

EXHIBIT A

CAPITOL SERIES TRUST

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

FULLER & THALER FUNDS

CAPITOL SERIES TRUST

INVESTMENT ADVISORY AGREEMENT

Appendix A

Effective as of January __, 2022

Fund	Fee as a % of the Annual Average Daily Net Assets of the Fund
Fuller & Thaler Behavioral Small-Cap Equity Fund	0.60%
Fuller & Thaler Behavioral Small-Cap Growth Fund	0.85%
Fuller & Thaler Behavioral Mid-Cap Value Fund	0.75%
Fuller & Thaler Behavioral Unconstrained Equity Fund	0.85%
Fuller & Thaler Behavioral Small-Mid Core Equity Fund	0.80%
Fuller & Thaler Behavioral Micro-Cap Equity Fund	1.45%

14

EXHIBIT B

FORM OF NEW OPERATING EXPENSES LIMITATION AGREEMENT

FULLER & THALER FUNDS

THIS AGREEMENT is made and entered into January [__], 2022, by and between Capitol Series Trust (the “Trust”), on behalf of its series portfolios as set forth on Appendix A, (each a “Fund”), and Fuller & Thaler Asset Management, Inc. (the “Adviser”), a California corporation.

WHEREAS, the Trust is an Ohio business trust organized under an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Instrument”), and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company of the series type; and

WHEREAS, the Trust, on behalf of each Fund, and the Adviser have entered into an Investment Advisory Agreement dated January [__], 2022, (“Advisory Agreement”), pursuant to which the Adviser provides investment advisory services to each Fund; and

WHEREAS, the Trust’s Board of Trustees (the “Board”) and the Adviser have determined that it is appropriate and in the best interests of each Fund and its shareholders to limit the expenses of each Fund and, therefore, have entered into this Agreement in order to maintain each Fund’s expense ratio within the Operating Expense Limit, as defined below;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	EXPENSE LIMITATION.

a.	Applicable Expense Limit. To the extent that the aggregate expenses of every character, including but not limited to investment advisory fees of the Adviser (but excluding (i) interest (other than custodial overdraft fees and expenses associated with a Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of a Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by a Fund in any fiscal year) (“Fund Operating Expenses”), exceed the Operating Expense Limit, as defined in Section 1(b) below, such excess amount (the “Excess Amount”) shall be the liability of the Adviser. In determining the Fund Operating Expenses, expenses that a Fund would have incurred but did not actually pay because of expense offset or brokerage/service arrangements shall be added to the aggregate expenses so as not to benefit the Adviser. Additionally, fees reimbursed to a Fund relating to brokerage/services arrangements shall not be taken into account in determining the Fund Operating Expenses so as to benefit the Adviser.

b.	Operating Expense Limit. A Fund’s maximum operating expense limit (each an “Operating Expense Limit”) in a year shall be that percentage of the average daily net assets of the Fund as set forth on Appendix A attached hereto and incorporated by this reference.

EXHIBIT B

FORM OF NEW OPERATING EXPENSES LIMITATION AGREEMENT

FULLER & THALER FUNDS

c.	Method of Computation. To determine the Adviser’s liability with respect to the Excess Amount, each month the Fund Operating Expenses for a Fund shall be annualized as of the last Fund business day of the month. If a Fund’s annualized Fund Operating Expenses for any month exceeds the Operating Expense Limit of that Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the Fund’s Operating Expense Limit. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser shall also remit to the Fund an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

d.	Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to each Fund with respect to the previous fiscal year shall equal the Excess Amount.

2.	REIMBURSEMENT OF FEE WAIVERS AND EXPENSE REIMBURSEMENTS.

a.	Reimbursement. During any fiscal year that the Advisory Agreement is in effect, if the estimated aggregate Fund Operating Expenses of a Fund are less than the Fund’s Operating Expense Limit, the Adviser may be entitled to reimbursement by such Fund, in whole or in part as provided below, of the fees or expenses waived or reduced by the Adviser and other payments remitted by the Adviser to such Fund pursuant to Section 1 hereof. The total amount of reimbursement to which the Adviser may be entitled (“Reimbursement Amount”) shall equal, at any time, the sum of all fees previously waived or reduced by the Adviser and all other payments remitted by the Adviser to the Fund pursuant to Section 1 hereof, for a period of 36 months from the date the fee waiver or expense reimbursement first occurred, less any reimbursement previously paid by such Fund to the Adviser pursuant to this Section 2, with respect to such waivers, reductions, and payments. Notwithstanding the foregoing, the Adviser shall only be entitled to reimbursement if the reimbursement payment does not cause the Fund to exceed the Operating Expense Limit set forth on Appendix A as well as any expense limitation in effect at the time the reimbursement is made. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, e.g., interest accruable on the Reimbursement Amount.

EXHIBIT B

FORM OF NEW OPERATING EXPENSES LIMITATION AGREEMENT

FULLER & THALER FUNDS

b.	Method of Computation. To determine a Fund’s accrual, if any, to reimburse the Adviser for the Reimbursement Amount, each month the Fund Operating Expenses of the Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses of the Fund for any month are less than the Operating Expense Limit of such Fund, such Fund, shall accrue into its net asset value an amount payable to the Adviser sufficient to increase the annualized Fund Operating Expenses of that Fund to an amount no greater than (i) the Operating Expense Limit of that Fund set forth on Appendix A, and (ii) any expense limitation in effect at the time the amount payable is accrued, provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount. For accounting purposes, when the annualized Fund Operating Expenses of a Fund are below the Operating Expense Limit, a liability will be accrued daily for these amounts.

c.	Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the actual Fund Operating Expenses of a Fund for the prior fiscal year (including any reimbursement payments hereunder with respect to such fiscal year) do not exceed the Operating Expense Limit.

d.	Limitation of Liability. The Adviser shall look only to the assets of a Fund for which it waived or reduced fees or remitted payments for reimbursement under this Agreement for payment of any claim hereunder, and neither the Fund, nor any of the Trust’s directors, officers, employees, agents, or shareholders, whether past, present or future shall be personally liable therefor.

3.	TERM, MODIFICATION AND TERMINATION OF AGREEMENT.

This Agreement with respect to a Fund shall continue in effect until the expiration date set forth on Appendix A (the “Expiration Date”). The Board may terminate this agreement at any time. This Agreement shall terminate automatically upon the termination of the Advisory Agreement.

4.	MISCELLANEOUS.

a.	Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

b.	Interpretation. Nothing herein contained shall be deemed to require the Trust or a Fund to take any action contrary to the Trust Instrument or the Trust’s Bylaws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust or each Fund.

EXHIBIT B

FORM OF NEW OPERATING EXPENSES LIMITATION AGREEMENT

FULLER & THALER FUNDS

c.	Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

CAPITOL SERIES TRUST, on behalf each of its series set forth on Appendix A

Name:	Matthew J. Miller
Title:	President

FULLER & THALER ASSET MANAGEMENT, INC.

Name:
Title:

EXHIBIT B

FORM OF NEW OPERATING EXPENSES LIMITATION AGREEMENT

FULLER & THALER FUNDS

Appendix A

Effective January [__], 2022

Fund	Operating Expense Limit	Effective Date	Expiration Date
Fuller & Thaler Behavioral Small-Cap Equity Fund, A Shares	1.30%	1/1/22	1/31/23
Fuller & Thaler Behavioral Small-Cap Equity Fund, C Shares	1.80%	1/1/22	1/31/23
Fuller & Thaler Behavioral Small-Cap Equity Fund, Investor Shares	1.25%	1/1/22	1/31/23
Fuller & Thaler Behavioral Small-Cap Equity Fund, Institutional Shares	0.99%	1/1/22	1/31/23
Fuller & Thaler Behavioral Small-Cap Equity Fund, R6 Shares	0.80%	1/1/22	1/31/23

Fuller & Thaler Behavioral Small-Cap Growth Fund, A Shares	1.30%	1/1/22	1/31/23
Fuller & Thaler Behavioral Small-Cap Growth Fund, C Shares	1.80%	1/1/22	1/31/23
Fuller & Thaler Behavioral Small-Cap Growth Fund, Investor Shares	1.25%	1/1/22	1/31/23
Fuller & Thaler Behavioral Small-Cap Growth Fund, Institutional Shares	0.99%	1/1/22	1/31/23
Fuller & Thaler Behavioral Small-Cap Growth Fund, R6 Shares	0.90%	1/1/22	1/31/23

Fuller & Thaler Behavioral Mid-Cap Value Fund, A Shares	1.20%	1/1/22	1/31/23
Fuller & Thaler Behavioral Mid-Cap Value Fund, C Shares	1.70%	1/1/22	1/31/23
Fuller & Thaler Behavioral Mid-Cap Value Fund, Investor Shares	1.15%	1/1/22	1/31/23
Fuller & Thaler Behavioral Mid-Cap Value Fund, Institutional Shares	0.90%	1/1/22	1/31/23
Fuller & Thaler Behavioral Mid-Cap Value Fund, R6 Shares	0.80%	1/1/22	1/31/23

Fuller & Thaler Behavioral Unconstrained Equity Fund, A Shares	1.30%	1/1/22	1/31/23
Fuller & Thaler Behavioral Unconstrained Equity Fund, C Shares	1.80%	1/1/22	1/31/23

Fund	Operating Expense Limit	Effective Date	Expiration Date
Fuller & Thaler Behavioral Unconstrained Equity Fund, Investor Shares	1.25%	1/1/22	1/31/23
Fuller & Thaler Behavioral Unconstrained Equity Fund, Institutional Shares	0.99%	1/1/22	1/31/23
Fuller & Thaler Behavioral Unconstrained Equity Fund, R6 Shares	0.90%	1/1/22	1/31/23

Fuller & Thaler Behavioral Small-Mid Core Equity Fund, A Shares	1.26%	1/1/22	1/31/23
Fuller & Thaler Behavioral Small-Mid Core Equity Fund, C Shares	1.76%	1/1/22	1/31/23
Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Investor Shares	1.21%	1/1/22	1/31/23
Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Institutional Shares	0.95%	1/1/22	1/31/23
Fuller & Thaler Behavioral Small-Mid Core Equity Fund, R6 Shares	0.85%	1/1/22	1/31/23

Fuller & Thaler Behavioral Micro-Cap Equity Fund, A Shares	1.75%	1/1/22	1/31/23
Fuller & Thaler Behavioral Micro-Cap Equity Fund, C Shares	2.25%	1/1/22	1/31/23
Fuller & Thaler Behavioral Micro-Cap Equity Fund, Investor Shares	1.70%	1/1/22	1/31/23
Fuller & Thaler Behavioral Micro-Cap Equity Fund, Institutional Shares	1.45%	1/1/22	1/31/23
Fuller & Thaler Behavioral Micro-Cap Equity Fund, R6 Shares	1.45%	1/1/22	1/31/23

EXHIBIT C

INFORMATION CONCERNING OWNERSHIP OF SHARES OF THE FULLER &THALER FUNDS BY MANAGEMENT, TRUSTEES AND PRINCIPAL SHAREHOLDERS

[Information to be provided when Record Date ownership data is available.]

Fuller & Thaler Behavioral Small-Cap Equity Fund

Outstanding Shares

On the Record Date, the Small-Cap Equity Fund had _____________ shares outstanding.

Ownership of Shares By Trustees and Representatives of Fund Management, Including Employees of the Adviser

As of the Record Date, to the best of the knowledge of the Trust, Trustees and Officers of the Trust beneficially owned less than 1% of the outstanding shares of the Small-Cap Equity Fund. Employees of the Adviser, as a group, owned __.__ % of the outstanding shares of the Small-Cap Equity Fund.

Greater than 25% Shareholders

As of the Record Date, no shareholders beneficially owned, either directly or indirectly, 25% or more of the Small-Cap Equity Fund’s voting securities.

Greater than 5% Shareholders

As of the Record Date, beneficial owners of more than 5% the shares of the Small-Cap Equity Fund are listed in the table below:

Fuller & Thaler Behavioral Small-Cap Equity Fund – 5% Shareholders
Name and Address	No. of Shares	% of Fund

EXHIBIT C

INFORMATION CONCERNING OWNERSHIP OF SHARES OF THE FULLER &THALER FUNDS BY MANAGEMENT, TRUSTEES AND PRINCIPAL SHAREHOLDERS

Fuller & Thaler Behavioral Small-Cap Growth Fund

Outstanding Shares

On the Record Date, the Small-Cap Growth Fund had _____________ shares outstanding.

Ownership of Shares By Trustees and Representatives of Fund Management, Including Employees of the Adviser

As of the Record Date, to the best of the knowledge of the Trust, Trustees and Officers of the Trust beneficially owned less than 1% of the outstanding shares of the Small-Cap Growth Fund. Employees of the Adviser, as a group, owned __.__ % of the outstanding shares of the Small-Cap Growth Fund.

Greater than 25% Shareholders

As of the Record Date, beneficial owners of more than 25% of the shares of the Small-Cap Growth Fund are listed in the table below:

Fuller & Thaler Behavioral Small-Cap Growth Fund – 25% Shareholders
Name and Address	No. of Shares	% of Fund

Greater than 5% Shareholders

As of the Record Date, beneficial owners of more than 5% of the shares of the Small-Cap Growth Fund are listed in the table below:

Fuller & Thaler Behavioral Small-Cap Growth Fund – 5% Shareholders
Name and Address	No. of Shares	% of Fund

EXHIBIT C

INFORMATION CONCERNING OWNERSHIP OF SHARES OF THE FULLER &THALER FUNDS BY MANAGEMENT, TRUSTEES AND PRINCIPAL SHAREHOLDERS

Fuller & Thaler Behavioral Mid-Cap Value Fund

Outstanding Shares

On the Record Date, the Mid-Cap Value Fund had _____________ shares outstanding.

Ownership of Shares By Trustees and Representatives of Fund Management, Including Employees of the Adviser

As of the Record Date, to the best of the knowledge of the Trust, Trustees and Officers of the Trust beneficially owned less than 1% of the outstanding shares of the Mid-Cap Value Fund . Employees of the Adviser, as a group, owned __.__ % of the outstanding shares of the Mid-Cap Value Fund .

Greater than 25% Shareholders

As of the Record Date, beneficial owners of more than 25% of the shares of the Mid-Cap Value Fund are listed in the table below:

Fuller & Thaler Behavioral Mid-Cap Value Fund – 25% Shareholders
Name and Address	No. of Shares	% of Fund

Greater than 5% Shareholders

As of the Record Date, beneficial owners of more than 5% of the shares of the Mid-Cap Value Fund are listed in the table below:

Fuller & Thaler Behavioral Mid-Cap Value Fund – 5% Shareholders
Name and Address	No. of Shares	% of Fund

EXHIBIT C

INFORMATION CONCERNING OWNERSHIP OF SHARES OF THE FULLER &THALER FUNDS BY MANAGEMENT, TRUSTEES AND PRINCIPAL SHAREHOLDERS

Fuller & Thaler Behavioral Unconstrained Equity Fund

Outstanding Shares

On the Record Date, the Unconstrained Equity Fund had _____________ shares outstanding.

Ownership of Shares By Trustees and Representatives of Fund Management, Including Employees of the Adviser

As of the Record Date, to the best of the knowledge of the Trust, Trustees and Officers of the Trust beneficially owned less than 1% of the outstanding shares of the Unconstrained Equity Fund . Employees of the Adviser, as a group, owned __.__ % of the outstanding shares of the Unconstrained Equity Fund .

Greater than 25% Shareholders

As of the Record Date, beneficial owners of more than 25% of the shares of the Unconstrained Equity Fund are listed in the table below:

Fuller & Thaler Behavioral Unconstrained Equity Fund – 25% Shareholders
Name and Address	No. of Shares	% of Fund

Greater than 5% Shareholders

As of the Record Date, beneficial owners of more than 5% of the shares of the Unconstrained Equity Fund are listed in the table below:

Fuller & Thaler Behavioral Unconstrained Equity Fund – 5% Shareholders
Name and Address	No. of Shares	% of Fund

EXHIBIT C

INFORMATION CONCERNING OWNERSHIP OF SHARES OF THE FULLER &THALER FUNDS BY MANAGEMENT, TRUSTEES AND PRINCIPAL SHAREHOLDERS

Fuller & Thaler Behavioral Small-Mid Core Equity Fund

Outstanding Shares

On the Record Date, the Small-Mid Core Equity Fund had _____________ shares outstanding.

Ownership of Shares By Trustees and Representatives of Fund Management, Including Employees of the Adviser

As of the Record Date, to the best of the knowledge of the Trust, Trustees and Officers of the Trust beneficially owned less than 1% of the outstanding shares of the Small-Mid Core Equity Fund. Employees of the Adviser, as a group, owned __.__ % of the outstanding shares of the Small-Mid Core Equity Fund.

Greater than 25% Shareholders

As of the Record Date, beneficial owners of more than 25% of the shares of the Small-Mid Core Equity Fund are listed in the table below:

Fuller & Thaler Behavioral Small-Mid Core Equity Fund – 25% Shareholders
Name and Address	No. of Shares	% of Fund

Greater than 5% Shareholders

As of the Record Date, beneficial owners of more than 5% of the shares of the Small-Mid Core Equity Fund are listed in the table below:

Fuller & Thaler Behavioral Small-Mid Core Equity Fund – 5% Shareholders
Name and Address	No. of Shares	% of Fund

EXHIBIT C

INFORMATION CONCERNING OWNERSHIP OF SHARES OF THE FULLER &THALER FUNDS BY MANAGEMENT, TRUSTEES AND PRINCIPAL SHAREHOLDERS

Fuller & Thaler Behavioral Micro-Cap Equity Fund

Outstanding Shares

On the Record Date, the Micro-Cap Equity Fund had _____________ shares outstanding.

Ownership of Shares By Trustees and Representatives of Fund Management, Including Employees of the Adviser

As of the Record Date, to the best of the knowledge of the Trust, Trustees and Officers of the Trust beneficially owned less than 1% of the outstanding shares of the Micro-Cap Equity Fund .. Employees of the Adviser, as a group, owned __.__ % of the outstanding shares of the Micro-Cap Equity Fund.

Greater than 25% Shareholders

As of the Record Date, beneficial owners of more than 25% of the shares of the Micro-Cap Equity Fund are listed in the table below:

Fuller & Thaler Behavioral Micro-Cap Equity Fund – 25% Shareholders
Name and Address	No. of Shares	% of Fund

Greater than 5% Shareholders

As of the Record Date, beneficial owners of more than 5% of the shares of the Micro-Cap Equity Fund are listed in the table below:

Fuller & Thaler Behavioral Micro-Cap Equity Fund – 5% Shareholders
Name and Address	No. of Shares	% of Fund

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D58176-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
3. Shareholders of the Mid-Cap Value Fund will be asked to approve the New Advisory Agreement between the Adviser and the Trust as it relates to such Fund;	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D58178-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
4. Shareholders of the Unconstrained Equity Fund will be asked to approve the New Advisory Agreement between the Adviser and the Trust as it relates to such Fund;	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D58180-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
6. Shareholders of the Micro-Cap Equity Fund will be asked to approve the New Advisory Agreement between the Adviser and the Trust as it relates to such Fund;	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D58182-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
5. Shareholders of the Small-Mid Core Equity Fund will be asked to approve the New Advisory Agreement between the Adviser and the Trust as it relates to such Fund;	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date   Signature [Joint Owners]   Date

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D58184-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
1. Shareholders of the Small-Cap Equity Fund will be asked to approve the New Advisory Agreement between the Adviser and the Trust as it relates to such Fund;	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D58186-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	For	Against	Abstain
2. Shareholders of the Small-Cap Growth Fund will be asked to approve the New Advisory Agreement between the Adviser and the Trust as it relates to such Fund;	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date